N-CSR

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07322

The Integrity Funds

(Exact name of registrant as specified in charter)

1 Main Street North, Minot, ND	58703
Address of principal offices)	(Zip code)

Brent Wheeler and/or Kevin Flagstad, PO Box 500, Minot, ND 58702

(Name and address of agent for service)

Registrant's telephone number, including area code: 701-852-5292

Date of fiscal year end: December 31

Date of reporting period: December 31, 2009

Item 1. Reports to Stockholders.

[Logo]

THE INTEGRITY FUNDS

Williston Basin/Mid-North America Stock Fund

Integrity Growth & Income Fund

Integrity High Income Fund

Annual Report

December 31, 2009

Investment Adviser Viking Fund Management, LLC PO Box 500 Minot, ND 58702	Principal Underwriter Integrity Funds Distributor, LLC* PO Box 500 Minot, ND 58702
Transfer Agent Integrity Fund Services, LLC PO Box 759 Minot, ND 58702	Custodian Wells Fargo Bank, N.A. Trust & Custody Solutions 801 Nicollet Mall, Suite 700 Minneapolis, MN 55479
Independent Accountants Brady, Martz & Associates, P.C. 24 West Central Ave. PO Box 848 Minot, ND 58702

*The Funds are distributed through Integrity Funds Distributor, LLC. Member FINRA

WILLISTON BASIN/MID-NORTH AMERICA STOCK FUND

DEAR SHAREHOLDERS:

Enclosed is report of the operations for the Williston Basin/Mid-North America Stock Fund (the "Fund") for the year ended December 31, 2009. The Fund's portfolio and related financial statements are presented within for your review.

Management's Discussion & Analysis

The Fund (ICPAX) did well, but under performed the S&P 500 in 2009. The chief reason is a bull market driven by the riskiest segment of the market, but without sufficient capital availability and a long-term commitment to stocks to enable it to broaden out into the kinds of high quality stocks we own, thanks to the destruction of so much capital in 2008. Morningstar's stock analysis group explains this unusual situation further below. Because we have lagged the overall market in this recent upturn, I feel it is important to address our underlying investment approach, especially its weaknesses.

No one has yet found a management methodology that works in every kind of stock market. This means the shorter term (12 months or less) performance of all active management methodologies will necessarily depart sometimes from that of a broad index, often by large amounts. It will do this whether the manager is John Lennon, Albert Einstein, Warren Buffett, or all three. If it's a well-disciplined exercise of a good methodology, those departures mostly will be ahead of major downturns in the market - but not always, as we saw in 2009. We held a smaller investment in natural resources the first half of the year during the early market drop and in the initial recovery, but we became fully invested in the second half. It was not the half of the Fund devoted to natural resource stocks that held us back, though, it was the half devoted to non-natural resource companies.

The Fund's cash position at year-end was 13.9%, and the average weighted market cap was approximately $8.8 billion. Since our 2008 year end report to you, the Fund's standard deviation of monthly returns (a standard statistical measure of risk) stayed well below that of the overall stock market, although both fell significantly, as the chart below shows. We continue to be successful in our goal of maintaining volatility risk at a lower level relative to that of the overall market, which has historically paid off for investors over multi-year periods.

Risk-Adjusted Return Comparison
ICPAX vs. S&P 500 & Russell 3000, 12 months ended 12/31/09
	Raw	Standard	Risk-Adjusted
	Return	Deviation	Return
ICPAX	+19.31%*	5.74%	+3.36%
S&P 500	+26.46%	5.92%	+4.47%
Russell 3000	+28.34%	6.02%	+4.71%

Note: Standard Deviation is measured over the most
recent 13 monthly total returns. Past risk-adjusted returns
may not be a reliable guide to future risk-adjusted returns.
When returns are negative, relative risk-adjusted return
may be misleading because it is not intuitive.

In our opinion, risk-adjusted returns are the best measure of the ability of a fund manager. There is no other way to compare management ability, and we believe all funds should present standardized risk-adjusted results for this reason. As you can see from the table below, we have been successful over the last 12 months in reducing our risk relative to the S&P 500, albeit at the cost of return.

The Triumph of Trash

I mentioned previously that it was our non-natural resource half of the Fund that, unlike in previous years, held us back in 2009. Morningstar (the well-known mutual fund ratings company) has one of the most highly-regarded independent stock analysis and strategy groups in the world. There is a fascinating graphic on their website showing over many years and time periods the performance of two groups of stocks, one ranked by Business Quality, the other by Business Risk. Each is divided into three subgroups: a) Business Risk - those with excellent, average or poor financials; and b) Business Quality - companies with economic moats (competitive advantage) that are wide, narrow, or nonexistent. The most desirable long-term investments, of course, tend heavily to be those with the highest quality financial statements, and those with the greatest competitive advantage (economic moat), provided they can be purchased at a discount to fair value.

Since the February 2008 low, Morningstar's stock market graphic shows that companies with no competitive advantage at all have far outperformed those with a secure competitive position, moving from deeply undervalued at 62% of fair value to strongly over-valued at 114% of fair value. Businesses with wide economic moats, by contrast, recovered only from about 58% to 93% of fair value. Companies with poor financials also readily outperformed those with excellent financials, although not by quite as large a margin. In other words, this 10-month rally has been driven by speculative investment in the riskiest segments of the stock market. This is an unusual situation and I do not expect it to last.

Our philosophy and analytical methodology are designed to avoid the highest risk stocks, whether natural resources or other sectors, and to invest in those with the most secure financials and competitive advantages. This doesn't guarantee us against a large drop in a severe bear market, of course (although we do typically decline less), but it does normally result in a strong rebound when the market recovers. This did not happen in 2009. Should I change our investment and risk management discipline to chase whatever segments are doing well over shorter time periods? Absolutely not. We are value, not momentum investors. A big difference between the two is that it usually takes awhile for value to pay off. Early 2009 offered a great deal of value, and it will pay shareholders well as it always has, but it rarely produces as fast a payoff as early high risk sectors do.

Because natural resource companies have no control over the prices of their products, it's essential for long term success to identify those with the lowest total extraction costs. They will, by definition, have the highest profitability and be best positioned to expand capital investment when demand recovers. These are the companies in which we have invested, and that perform the best over multi-year time periods and market cycles.

Through a Glass, Darkly

There are positive economic signs to support a market rally, of course. There has been stabilization in some (but by no means all) major areas: interest rate spreads have come back down to reasonable levels, housing prices at the lower price levels seem to have stabilized, derivatives no longer look like they will blow up the planet, the climb in unemployment is slowing, and some other major indicators have stabilized at new, lower levels such as industrial capacity utilization, personal spending and capital investment. Personal savings has increased. Some segments of the economy have continued to grow, mostly in non-consumer areas.

Avoiding some of the more obvious problem areas has the potential to improve our odds of investment success. Consumer spending will necessarily settle at a new, lower level for many years to come as people pay down debt, rebuild savings, the population ages and tax rates rise. Unemployment is likely to stay in the teens for years to come, at least if it's measured using the methodology of the early Clinton administration so it's comparable with previous recessions. A new wave of defaults is immediately ahead for higher quality mortgages, and state and local governments still must take major actions to lower spending and raise taxes. The huge and growing national debt will increasingly consume capital that could be used for productive investment to increase living standards. This creates a deflationary problem in the US, at least for the present. Low interest rates result in lower living standards for savers and those in retirement, again reducing consumer spending.

The primary focus of the Fund is global resource use and infrastructure, and this is expected to continue growing. The issues above affect mostly consumer discretionary spending, though, and the Fund rarely invests in such companies. The US manufacturing sector is actually quite healthy, although certain sectors such as steel suffer from global overcapacity. Nevertheless, growth seems to have resumed in countries such as China, India, Brazil and many smaller developing nations. I expect this to drive long term demand for not just energy, but for strategic metals such as platinum and molybdenum, and for agricultural resources, as a growing middle class in developing nations switches to diets with a higher nutritional content.

In the non-natural resource half of the Fund, we are likely to see growth generally in government and manufacturing for many years and shrinkage in consumer spending sectors, until our economy reaches a saner balance between consumer spending and manufacturing. This should benefit the Fund. As the economy rebalances away from an extreme reliance on consumer discretionary spending to emphasize manufacturing to a greater degree, manufacturing companies should benefit broadly due to their direct involvement in natural resources. We also expect growth in cleaner energy generation and transmission, manufacturing and the government sector.

Another major growth area is that as Baby Boomers begin morphing into Geezer Boomers this year, they are likely to vote themselves the same increases in health care benefits that their parents voted themselves in retirement benefits. We saw that in 2005 with a major expansion in Medicare to cover prescription drugs (Medicare Part D), and we are seeing another major expansion this year. I expect this to drive strong advances in health care diagnostic, biomedical research and testing equipment.

Opportunities for investors with reasonable investment horizons still abound, especially given that the highest quality companies such as those we own are still undervalued. However, there will be major shifts in where value and success will be found compared with the consumer-driven economy we have experienced since the beginning of the 1950s. We expect patient investors who recognize this to do well.

We'd like to express our appreciation to you again for your trust in our management, and take this opportunity to wish you and your families a healthy and successful 2010.

If you would like more frequent updates, please visit the Fund's website at www.integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

Robert Loest, Ph.D., CFA

Senior Portfolio Manager

The views expressed are those of Robert Loest, Senior Portfolio Manager with Viking Fund Management, LLC ("Viking Fund Management", "VFM", or the "Adviser"). The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance. The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 8.95%. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 1.50%.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

WILLISTON BASIN/MID-NORTH AMERICA STOCK FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment in the Fund and the Russell 3000 Index

	Williston Basin/Mid-North America Stock Fund without sales charge	Williston Basin/Mid-North America Stock Fund with maximum sales charge	Russell 3000 Index
12/31/1999	$10,000	$9,501	$10,000
12/31/2000	$9,684	$9,201	$9,254
12/31/2001	$8,491	$8,067	$8,194
12/31/2002	$6,409	$6,089	$6,429
12/31/2003	$8,354	$7,937	$8,425
12/31/2004	$9,360	$8,893	$9,432
12/31/2005	$10,450	$9,928	$10,009
12/31/2006	$11,258	$10,696	$11,582
12/31/2007	$11,155	$10,598	$12,177
12/31/2008	$8,996	$8,546	$7,634
12/31/2009	$10,794	$10,255	$9,798

Average Annual Total Returns for the periods ending December 31, 2009

	1 year	3 year	5 year	10 year	Since Inception (April 5, 1999)
Without sales charge	19.31%	(1.58)%	2.77%	0.71%	6.29%
With sales charge (5.00%)	13.51%	(3.26)%	1.72%	0.19	5.78%

Putting Performance into Perspective

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The graph comparing the Fund's performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends.

The results prior to August 1, 2009 were achieved while the Fund was managed by a different investment adviser that used different investment strategies and techniques, which may have produced different investment results than those achieved by the current investment adviser.

The Fund's performance prior to November 10, 2008 was achieved under the previous investment strategy, which may have produced different results than the current investment strategy.

INTEGRITY GROWTH & INCOME FUND

DEAR SHAREHOLDERS:

Enclosed is report of the operations for the Integrity Growth & Income Fund (the "Fund") for the year ended December 31, 2009. The Fund's portfolio and related financial statements are presented within for your review.

Management's Discussion & Analysis

The Fund (IGIAX) did well, although we under performed the S&P 500 in 2009. The chief reason is a bull market driven by the riskiest segment of the market, but without sufficient capital availability and a long-term commitment to stocks to enable it to broaden out into the kinds of high quality stocks we own, thanks to the destruction of so much capital in 2008. Morningstar's stock analysis group explains this unusual situation further below. Because we have lagged the overall market in this recent upturn, I feel it is important to address our underlying investment approach, especially its weaknesses.

No one has yet found a management methodology that works in every kind of stock market. This means the shorter term (12 months or less) performance of all active management methodologies will necessarily depart sometimes from that of a broad index, often by large amounts. It will do this whether the manager is John Lennon, Albert Einstein, Warren Buffett, or all three. If it's a well-disciplined exercise and a sound methodology, those departures mostly will be ahead of major downturns in the market - but not always, as we saw in 2009. If it's a junk stock rally like we had in 2009, we won't participate to nearly the same degree no matter how powerful it is. Many studies have shown, though, that over any reasonable investment horizon a disciplined valuation approach works better than any other strategy.

Risk-Adjusted Return Comparison
IGIAX vs. S&P 500, 12 months ended 12/31/09
	Raw	Standard	Risk-Adjusted
	Return	Deviation	Return
IGIAX	13.54%	4.37%	3.10%
S&P 500	26.47%	5.93%	4.46%

Note: Standard Deviation is measured over the most
recent 13 monthly total returns. Past risk-adjusted returns
may not be a reliable guide to future risk-adjusted returns.
When returns are negative, relative risk-adjusted return
may be misleading because it is not intuitive.

The Fund's cash position at year-end was 10.2%, and the average weighted market cap was approximately $14.1 billion. Since our 2008 year end report to you, the Fund's standard deviation of monthly returns (a standard statistical measure of risk) stayed well below that of the overall stock market, although both fell significantly, as the chart below shows. We continue to be successful in our goal of maintaining volatility risk at a lower level relative to that of the overall market, which has historically paid off for investors over multi-year periods.

In our opinion, risk-adjusted returns are the best measure of the ability of a fund manager. There is no other way to compare management ability, and we believe all funds should present standardized risk-adjusted results for this reason. As you can see from the table below, we have been successful over the last 6 months in reducing our risk relative to the S&P 500, albeit at the cost of return over periods of a year or less. Given the extreme fluctuations in the market over the last two years, and likely for 2010 as well, this is a cost we are happy to pay.

The Triumph of Trash

Morningstar (the well-known mutual fund ratings company) has one of the most highly-regarded independent stock analysis and strategy groups in the world. There is a fascinating graphic on their website showing over many years and time periods the performance of two groups of stocks, one ranked by Business Quality, the other by Business Risk. Each is divided into three subgroups: a) Business Risk - those with excellent, average or poor financials; and b) Business Quality (competitive advantage) - companies with economic moats that are wide, narrow, or nonexistent. The most desirable investments, of course, tend heavily to be those with the highest quality financial statements, and those with the greatest competitive advantage (economic moat), as long as they can be purchased at a discount to fair value.

Since the February 2008 low, Morningstar's stock market graphic shows that companies with no competitive advantage at all have far outperformed those with a secure competitive position, moving from deeply undervalued at 62% of fair value to strongly over-valued at 114% of fair value. Businesses with wide economic moats, by contrast, recovered only from about 58% to 93% of fair value. Companies with poor financials also readily outperformed those with excellent financials, although not by quite as large a margin. In other words, this 10-month rally has been driven by speculative investment in the riskiest segments of the stock market. This is an unusual situation and I do not expect it to last.

Our philosophy and analytical methodology are designed to avoid the riskiest segments and stocks, and to invest in those with the most secure financials and competitive advantages. This doesn't guarantee us against a large drop in a severe bear market, of course (although we do typically decline less), but it does normally result in a strong rebound when the market recovers. This did not happen in 2009. Should I change our investment and risk management discipline to chase whatever segments are doing well over shorter time periods? Absolutely not. We are value, not momentum investors. A big difference between the two is that it usually takes awhile for value to pay off. Early 2009 offered a great deal of value, and it will pay shareholders well as it always has, but it rarely produces as fast a payoff as early high risk sectors do.

The Fund is managed for long term (3 years or more) total returns (dividends plus capital appreciation) by purchasing stocks with a low level of business risk that have a dominant competitive advantage. Over any reasonable investment horizon this strategy has worked, not just for us, but for virtually all active managers who use it. One well-known such manager is Warren Buffett, who uses a similar approach to ours based on a company's ability to consistently generate large free cash flows, something only the most dominant, profitable companies are able to achieve.

Through a Glass, Darkly

There are positive economic signs to support the market rally, of course. There has been stabilization in some (but by no means all) major areas: interest rate spreads have come back down to reasonable levels, housing prices at the lower price levels seem to have stabilized, derivatives no longer look like they will blow up the planet, the climb in unemployment is slowing, and some other major indicators have stabilized at new, lower levels such as industrial capacity utilization, personal spending, and capital investment. Personal saving has increased. Some segments of the economy have continued to grow, mostly in non-consumer areas.

We anticipate growth in some major sectors such as health care research, diagnostic and testing equipment, and cleaner energy generation and transmission, manufacturing and the government sector, and these are where we are most heavily invested. There are excellent investment opportunities for anyone with a reasonable investment horizon and a disciplined value approach to stocks. Many studies have shown that value investment disciplines outperform growth, momentum, indexing and other methodologies over longer time periods.

Avoiding some of the more obvious problem areas has the potential to improve our odds of investment success. Consumer spending will necessarily settle at a new, lower level for many years to come as people pay down debt, rebuild savings, the population ages, and tax rates rise. Unemployment is likely to stay in the teens for years to come, at least if it's measured using the methodology of the early Clinton administration so it's comparable with previous recessions. A new wave of defaults is immediately ahead for higher quality mortgages, and state and local governments still must take major actions to lower spending and raise taxes. The huge and growing national debt will increasingly consume capital that could be used for productive investment to increase living standards. This creates a deflationary problem, at least for the present. Low interest rates result in lower living standards for savers and those in retirement, again reducing consumer spending.

These considerations affect mostly consumer discretionary spending, though. The middle class in the US is shrinking and living standards have been falling for years now, obscured until recently by asset liquidations such as mortgage equity withdrawals, and by increased borrowing from abroad. The US manufacturing sector is actually quite healthy, although certain sectors such as steel suffer from global overcapacity. Growth seems to have resumed in countries such as China, India, Brazil and many smaller developing nations, and we are likely to see growth globally even if the West is weak. Thus, avoiding most of the consumer stocks and industrial overcapacity and emphasizing companies with global operations will be important to investment success.

We are likely to see growth generally in government and manufacturing for many years and shrinkage in consumer spending sectors, until our economy reaches a saner balance between consumer spending and manufacturing. Because of their stability, selected consumer staples companies should be excellent investments from upward mean reversion and dividends if bought at a large enough discount to fair value. As the economy rebalances away from an extreme reliance on consumer discretionary spend to emphasize manufacturing to a greater degree, manufacturing companies should benefit broadly. As Baby Boomers begin morphing into Geezer Boomers this year, they are likely to vote themselves the same increases in health care benefits that their parents voted themselves in retirement benefits 40 years ago. We saw that in 2005 with a major expansion in Medicare to cover prescription drugs (Medicare Part D), and we are seeing another major expansion this year. I expect this to drive strong advances in health care diagnostic, biomedical research and testing equipment.

Opportunities for investors with reasonable investment horizons still abound, especially given that the highest quality companies such as those we own are still undervalued. However, there will be major shifts in where value and success will be found compared with the consumer-driven economy we have experienced since the beginning of the 1950s. We expect patient investors who recognize this to do well.

As always, the Fund continues to look for companies with the highest environmental and corporate governance standards. We'd like to express our appreciation to you again for your trust in our management, and take this opportunity to wish you and your families a healthy and successful 2010.

If you would like more frequent updates, visit our website at www.integrityvikingfunds.com for daily prices along with pertinent Fund information, especially our White Paper on Ethical Investment.

Sincerely,

Robert Loest, Ph.D., CFA

Senior Portfolio Manager

The views expressed are those of Robert Loest, Senior Portfolio Manager with Viking Fund Management. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 2.12%. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 1.60%.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

INTEGRITY GROWTH & INCOME FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment in the Fund and the S&P 500 Index

	Integrity Growth & Income Fund	S&P 500 Index
12/31/1999	$10,000	$10,000
12/31/2000	$7,671	$9,090
12/31/2001	$4,426	$8,009
12/31/2002	$3,205	$6,239
12/31/2003	$3,973	$8,029
12/31/2004	$4,446	$8,902
12/31/2005	$4,860	$9,340
12/31/2006	$5,591	$10,815
12/31/2007	$6,037	$11,409
12/31/2008	$4,403	$7,188
12/31/2009	$5,031	$9,090

Average Annual Total Returns for the periods ending December 31, 2009

1 year	3 year	5 year	10 year	Since Inception (January 3, 1995)
13.54%	(3.66%)	2.38%	(6.70%)	7.35%

Putting Performance into Perspective

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The graph comparing the Fund's performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends.

The results prior to August 1, 2009 were achieved while the Fund was managed by a different investment adviser that used different investment strategies and techniques, which may have produced different investment results than those achieved by the current investment adviser.

INTEGRITY HIGH INCOME FUND

DEAR SHAREHOLDERS:

Enclosed is report of the operations for the Integrity High Income Fund (the "Fund") for the year ended December 31, 2009. The Fund's portfolio and related financial statements are presented within for your review.

Market Recap

The high-yield market exploded in 2009, posting record-breaking monthly, quarterly and annual performance returns. The outset of the year presented a challenging backdrop for the high-yield market due to deterioration in the global economy, accelerating corporate default activity and declining market confidence. However, by the end of the first quarter and into April, signs of economic stabilization emerged, which contributed to boosting investor sentiment and reversing the course of negative performance in high yield. Money began to steadily flow into the asset class and ignited the return of high-yield capital market activity. With continued improvements in economic and technical data, as well as plummeting levels of distressed debt, default risk progressively declined. After bottoming in early March, the high-yield market rallied through year-end to post its best-ever annual return.

In stark contrast to the previous year's flight to quality, the lower end of the quality spectrum (CCC-rated and distressed bonds) outperformed single-B and double-B rated credits for the year, illustrating the improving desire for riskier assets. Broadcasting, insurance and financial sectors led performance in 2009, though all sectors posted positive returns, as measured by the Merrill Lynch High Yield Master II Index. The lowest-performing sectors for the year were utilities, cable and railroads. Interestingly, sectors that performed well in 2009 were among the worst performers in 2008.

On December 31, the yield-to-worst on the Barclays Capital U.S. Corporate High Yield Index was 9.06% as spreads rapidly collapsed by 1,136 basis points (bps) to end at +660 on an option-adjusted spread (OAS) basis. At current levels, valuations now price in significantly less default risk than a year ago. The 12 months was record-breaking for high yield as the Barclays Capital U.S. Corporate High Yield Index returned +58.21%, significantly rewarding investors. Comparatively, the 10-year Treasury returned -8.76% and the S&P 500 Index returned +26.46%.

Despite record-high default volume and an upward spike in the default rate in 2009, default activity is clearly trending downward as the average number of defaulted companies dropped from 15 in the first four months of 2009 to five in the last four months. At December 31, the 12-month trailing par-weighted domestic default rate was 10.23%. With the improved economic outlook, robust capital market activity and extremely low levels of distressed debt, we expect a decline in defaults in 2010.

After a sluggish start to the year, the high-yield primary market returned in earnest in April. Increased demand for riskier assets helped to foster a robust new-issue market for high-yield bonds. High-yield issuers priced $180.7 billion in 2009, well over three times the previous year's volume and exceeding the record set in 2004 when $158.2 billion priced. High-yield mutual funds experienced record inflows of $31.1 billion in 2009, compared to a meager $4.3 billion in 2008. Year-to-date redemptions, maturities, tenders and upgrades to investment grade totaled $107.3 billion, versus $103.8 billion for the same period last year. These activities effectively create additional market demand for remaining issues.

Portfolio Performance and Positioning

For the 12 months, the Integrity High Income Fund returned 55.57%*, compared to the Fund's benchmark, the Barclays Capital U.S. Corporate High Yield, which returned 58.21%, and a 46.41% average return for funds included in Lipper's High Yield Fund Universe. Performance relative to the benchmark was aided by security selection in the home builder, technology and consumer products sectors, with the largest contributions coming from relative weightings in TOUSA, Freescale Semiconductor, Astrotech, Smurfit-Stone Container and Travelport. Underperforming sectors included exposure to telecommunications, banking and financials. Performance was hindered by our relative weightings in American International Group, GMAC, FairPoint Communications, Residential Capital and EchoStar DBS.

The Fund is overweight in the consumer products, healthcare and consumer services sectors, driven by our view of the relative value opportunities within those sectors. It is underweight in the financial, banking and independent energy sectors, where valuations are not compelling due to challenging fundamental outlooks or rich valuations.

Market Outlook

Despite this record-breaking year of performance in high-yield, spreads are still wider than long-term averages. We believe they are still at relatively attractive levels as markets continue to normalize from extreme levels. Corporate fundamentals have improved as revenue growth has resumed and lower expenses have resulted in better cash flow. We expect that high-yield spreads will migrate toward the long-term average of between 500-550 bps over Treasuries, with the timing and magnitude of the move largely dictated by improvement in corporate fundamentals. As the macroeconomic backdrop further improves, we expect the default rate to trend toward the long-term average of 4-5%. With respect to technicals, improved sentiment and attractive spreads will continue to contribute to inflows to the high-yield market, but the excess demand in 2009 will be lessened as issuance increases in 2010 to meet demand. As we return to a more normalized credit environment, security selection will be the primary driver of performance over the next credit cycle.

If you would like more frequent updates, please visit the Fund's website at www.integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

Robert L. Cook, CFP Senior Portfolio Manager and Managing Director J.P. Morgan Investment Management, Inc.	Thomas G. Hauser Vice President J.P. Morgan Investment Management, Inc.

The views expressed are those of Robert L. Cook, Senior Portfolio Manager and Managing Director, and Thomas G. Hauser, Vice President, J.P. Morgan Investment Management, Inc. ("JPMIM"), sub-adviser to the Fund. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance. The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year was 1.93% for Class A and 2.68% for Class C. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 1.60% for Class A and 2.35% for Class C.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

INTEGRITY HIGH INCOME FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment in the Fund and the S&P 500 Index

	Integrity High Income Fund Class A without sales charge	Integrity High Income Fund Class A with maximum sales charge	Barclays Capital U.S. Corporate High Yield Bond Index
4/30/2004	$10,000	$9,579	$10,000
12/31/2004	$10,981	$10,518	$10,934
12/31/2005	$11,803	$11,306	$11,233
12/31/2006	$13,061	$12,511	$12,567
12/31/2007	$11,746	$11,251	$12,803
12/31/2008	$7,724	$7,398	$9,455
12/31/2009	$12,015	$11,509	$14,959

Average Annual Total Returns for the periods ending December 31, 2009

	1 year	3 year	5 year	10 year	Since Inception (April 30, 2004)
Class A Without sales charge	55.57%	(2.74)%	1.81%	N/A	3.27%
Class A With sales charge (4.25%)	49.07%	(4.13)%	0.93%	N/A	2.49%
Class C Without CDSC	54.57%	(3.44)%	1.06%	N/A	2.45%
Class C With CDSC (1.00%)	53.57%	(3.44)%	1.06%	N/A	2.45%

Putting Performance into Perspective

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The graph comparing the Fund's performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends.

The results prior to August 1, 2009 were achieved while the Fund was managed by a different investment adviser that used different investment strategies and techniques, which may have produced different investment results than those achieved by the current investment adviser.

WILLISTON BASIN/MID-NORTH AMERICA STOCK FUND

SCHEDULE OF INVESTMENTS December 31, 2009

	Quantity	Market Value
COMMON STOCK (85.8%)

Consumer Discretionary (4.8%)
Shaw Communications Class B	3,000	$61,710

Consumer Staples (3.0%)
Supervalu Inc.	3,000	38,130

Energy (25.6%)
Hess Corp	1,000	60,500
Enterprise Products Partners LP	1,500	47,115
Husky Energy Inc.	1,500	43,039
*Continental Resources Inc	1,000	42,890
EOG Resources Inc	400	38,920
*Whiting Petroleum Corp.	500	35,725
PetroBakken	1,000	30,839
XTO Energy Inc.	600	27,918
		326,946
Health Care (14.0%)
Teleflex Inc.	1,000	53,890
Techne Corp.	700	47,992
*Thermo Fisher Scientific Inc.	1,000	47,690
*Luminex Corporation	2,000	29,860
		179,432
Industrials (10.8%)
ESCO Technologies	1,500	53,775
Emerson Electric Co.	1,000	42,600
Snap-on Inc	1,000	42,260
		138,635
Materials (20.7%)
Sigma - Aldrich	1,000	50,530
Agrium Inc.	800	49,200
*Stillwater Mining Co	5,000	47,400
Newmont Mining Corp	1,000	47,310
Royal Gold Inc.	1,000	47,100
*Thompson Creek Metals Co Inc.	2,000	23,440
		264,980
Telecommunication Services (2.5%)
Manitoba Telecom Services Inc.	1,000	31,955

Utilities (4.4%)
Ormat Technologies Inc	1,500	56,760

TOTAL COMMON STOCKS (COST: $1,025,526)		$1,098,548

SHORT-TERM SECURITIES (14.2%)	Shares
Wells Fargo Advantage Investment Money Market (COST: $181,806)	181,806	$181,806

TOTAL INVESTMENTS IN SECURITIES (COST: $1,207,332)		$1,280,354
OTHER ASSETS LESS LIABILITIES		(288)

NET ASSETS		$1,280,066
*Non-income producing

The accompanying notes are an integral part of these financial statements.

INTEGRITY GROWTH & INCOME FUND

SCHEDULE OF INVESTMENTS December 31, 2009

	Quantity	Market Value
COMMON STOCK (88.2%)

Consumer Discretionary (7.7%)
Genuine Parts	30,000	$1,138,800
Shaw Communications Class B	50,000	1,028,500
		2,167,300
Consumer Staples (7.7%)
H.J. Heinz Co	30,000	1,282,800
Supervalu Inc.	70,000	889,700
		2,172,500
Energy (8.6%)
Enterprise Products Partners LP	35,000	1,099,350
Plains All American Pipeline, L.P.	25,000	1,321,250
		2,420,600
Financials (4.0%)
Arthur J. Gallagher & Co.	50,000	1,125,500

Health Care (15.5%)
Becton Dickinson & Co.	20,000	1,577,200
*Thermo Fisher Scientific Inc.	20,000	953,800
*Waters Corp	15,000	929,400
*Zimmer Holdings	15,000	886,650
		4,347,050
Industrials (15.8%)
Deluxe Corp	60,000	887,400
Emerson Electric Co.	20,000	852,000
Pitney Bowes Inc.	45,000	1,024,200
Snap-on Inc	20,000	845,200
3M Co.	10,000	826,700
		4,435,500
Information Technology (3.8%)
Linear Technology Corp.	35,000	1,068,900

Materials (5.5%)
Agnico-Eagles Mines Ltd	20,000	1,080,000
*Stillwater Mining Co	50,000	474,000
		1,554,000
Telecommunication Services (9.2%)
CenturyTel, Inc.	30,000	1,086,300
Verizon Communications, Inc.	45,000	1,490,850
		2,577,150
Utilities (10.4%)
CPFL Energia SA - ADR	15,000	926,700
Ormat Technologies Inc	35,000	1,324,400
Veolia Environnement - ADR	20,000	657,600
		2,908,700

TOTAL COMMON STOCKS (COST: $23,224,068)		$24,777,200

Exchange Traded Funds (1.6%)	Shares
*ProShares Ultra Short Real Estate (COST: $2,391,760)	60,000	$449,400

SHORT-TERM SECURITIES (10.2%)	Shares
Wells Fargo Advantage Investment Money Market (COST: $2,864,064)	2,864,064	$2,864,064

TOTAL INVESTMENTS IN SECURITIES (COST: $28,479,892)		$28,090,664
OTHER ASSETS LESS LIABILITIES		(12,892)

NET ASSETS		$28,077,772

*Non-income producing
ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

INTEGRITY HIGH INCOME FUND

SCHEDULE OF INVESTMENTS December 31, 2009

	Principal Amount	Market Value
CORPORATE BONDS (98.1%)

Consumer Discretionary (22.7%)
(5) Ames True Temper Inc 4.284% 1/15/12	$245,000	$222,950
ALH Fin LLC/ALH Fin Corp 8.500% 1/15/13	330,000	330,000
Boyd Gaming Corp 7.125% 2/1/16	240,000	208,800
(1)(2) Dex Media Inc 8.000% 11/15/13	450,000	113,625
(1)(2) Dex Media West/Finance 9.875% 8/15/13	350,000	110,250
Easton-Bell Sports Inc - 144A 9.750% 12/1/16	115,000	119,169
Echostar DBS Corp. 7.125% 2/1/16	340,000	347,225
Echostar DBS Corp. 7.750% 5/31/15	715,000	748,962
Ford Motor Company 6.500% 8/1/18	75,000	63,281
Ford Motor Credit Co 7.000% 10/1/13	654,000	653,015
Ford Motor Credit Co LLC 7.500% 8/1/12	65,000	65,550
Ford Motor Credit Co LLC 8.700% 10/1/14	55,000	57,502
Goodyear Tire & Rubber 9.000% 7/1/15	125,000	130,000
Goodyear Tire & Rubber 10.500% 5/15/16	35,000	38,675
(5) Hanesbrands Inc 3.831% 12/15/14	315,000	298,069
Harrahs Operating Co Inc - 144A 10.000% 12/15/18	265,000	212,662
Harrahs Operating Escrow - 144A 11.250% 6/1/17	305,000	319,106
Jarden Corp. 7.500% 5/1/17	195,000	194,512
Jarden Corp. 8.000% 5/1/16	140,000	144,550
JC Penney Corp 7.950% 4/1/17	125,000	136,562
Federated Retail Hldgs Inc 5.900% 12/1/16	70,000	68,250
Macys Retail Hldgs Inc 8.875% 7/15/15	260,000	286,650
McJunkin Red Man Corp - 144A 9.500% 12/15/16	160,000	156,400
MGM Mirage 7.500% 6/1/16	750,000	585,000
MGM Mirage Inc - 144A 10.375% 5/15/14	55,000	59,675
MGM Mirage Inc - 144A 11.125% 11/15/17	65,000	71,988
(4) Neiman Marcus Group Inc 9.000% 10/15/15	244,272	238,776
Newell Rubbermaid Inc 10.600% 4/15/19	115,000	144,663
Reynolds Group Escrow - 144A 7.750% 10/15/16	100,000	102,250
Royal Caribbean Cruises 7.250% 6/15/16	280,000	270,550
Sally Holdings LLC 9.250% 11/15/14	210,000	217,875
Sealy Mattress Co 8.250% 6/15/14	480,000	480,000
Service Corp Intl 6.750% 4/1/15	365,000	357,700
(1)(2) Simmons Co 7.875% 1/15/14	500,000	460,000
(1)(2) Simmons Co 0.000% 12/15/14	750,000	60,000
Starwood Hotels & Resort 6.750% 5/15/18	320,000	320,800
Steinway Musical Instruments -144A 7.000% 3/1/14	200,000	181,500
(5) Travelport LLC 4.881% 9/1/14	45,000	40,781
Travelport LLC 9.875% 9/1/14	150,000	154,875
TRW Automotive Inc - 144A 7.000% 3/15/14	200,000	196,000
United Components Inc 9.375% 6/15/13	150,000	144,750
Vail Resorts Inc 6.750% 2/15/14	350,000	347,375
Virgin Media Finance PLC 8.375% 10/15/19	130,000	133,737
WMG Acqusition Corp - 144A 9.500% 6/15/16	125,000	133,906
Wynn Las Vegas LLC/Corp 6.625% 12/1/14	70,000	67,638
		9,795,604
Consumer Staples (12.5%)
Ashtead Capital Inc - 144A 9.000% 8/15/16	100,000	100,125
Bausch & Lomb Inc 9.875% 11/1/15	200,000	211,000
(4) Biomet Inc. 10.375% 10/15/17	615,000	667,275
Bumble Bee Foods LLC - 144A 7.750% 12/15/15	85,000	85,213
Central Garden & Pet Co. 9.125% 2/1/13	220,000	223,025
Chiquita Brands Intl 8.875% 12/1/15	215,000	219,300
Clear Channel Worldwide - 144A 9.250% 12/15/17	50,000	51,000
Clear Channel Worldwide - 144A 9.250% 12/15/17	100,000	103,000
Constellation Brands Inc 7.250% 9/1/16	330,000	334,950
Del Monte Foods Co - 144A 7.500% 10/15/19	35,000	36,050
DJO Fin. LLC 10.875% 11/15/14	240,000	253,200
Dole Foods Co - 144A 13.875% 3/15/14	55,000	66,138
Dole Foods Co. - 144A 8.000% 10/1/16	50,000	50,750
(4) HCA Inc 9.625% 11/15/16	1,220,033	1,320,686
HCA Inc - 144A 8.500% 4/15/19	40,000	43,100
JohnsonDiversey - 144A 8.250% 11/15/19	115,000	116,437
Rite Aid Corp 7.500% 3/1/17	140,000	131,600
Rite Aid Corp 9.500% 6/15/17	95,000	82,650
Rite Aid Corp 9.750% 6/12/16	105,000	113,925
Rite Aid Corp - 144A 10.250% 10/15/19	35,000	36,925
(4) Spectrum Brands Inc. 12.000% 8/28/19	170,000	166,600
Supervalu Inc 8.000% 5/1/16	340,000	345,100
(4) Surgical Care Affiliates - 144A 9.625% 7/15/15	199,143	181,220
(4) United Surgical Partners 9.250% 5/1/17	265,000	270,300
US Oncology Inc 9.125% 8/15/17	115,000	120,750
Yankee Acquisition Corp 8.500% 2/15/15	45,000	44,662
		5,374,981
Energy (7.7%)
Arch Coal Inc - 144A 8.750% 8/1/16	45,000	47,588
Arch Western Finance 6.750% 7/1/13	350,000	347,375
Atlas Energy Oper Co 10.750% 2/1/18	260,000	287,300
Atlas Energy Operating 12.125% 8/1/17	20,000	22,700
Chesapeake Energy Corp 7.250% 12/15/18	250,000	251,875
Cloud Peak Energy - 144A 8.250% 12/15/17	80,000	80,000
Cloud Peak Energy - 144A 8.500% 12/15/19	55,000	56,100
Denbury Resources Inc 7.500% 4/1/13	260,000	261,300
El Paso Corp 8.250% 2/15/16	170,000	181,475
El Paso Corporation 7.250% 6/1/18	95,000	93,860
Forest Oil Corporation 7.750% 5/1/14	165,000	167,063
Helix Energy Solutions - 144A 9.500% 1/15/16	100,000	102,500
Inergy LP/Inergy Fin 6.875% 12/15/14	55,000	54,313
Inergy LP/Inergy Fin 8.250% 3/1/16	45,000	45,675
Inergy LP/Inergy Fin 8.750% 3/1/15	35,000	35,963
Linn Energy LLC - 144A 11.750% 5/15/17	35,000	39,288
Markwest Energy Part/Fin. 8.750% 4/15/18	185,000	190,550
Newfield Exploration Co 6.625% 4/15/16	85,000	85,212
Opti Canada Inc 8.250% 12/15/14	60,000	49,425
Opti Canada Inc - 144A 9.000% 12/15/12	60,000	61,350
Petrohawk Energy Corp 7.875% 6/1/15	395,000	398,950
Pride International Inc 8.500% 6/15/19	90,000	103,950
Quicksilver Resources In 8.250% 8/1/15	55,000	56,375
Range Resources Corp 7.500% 5/15/16	90,000	92,475
Swift Energy Co 7.125% 6/1/17	95,000	89,775
Tesoro Corp. 6.625% 11/1/15	110,000	104,500
		3,306,937
Financials (4.2%)
Avaya Inc - 144A 9.750% 11/1/15	65,000	63,050
(4) Avaya Inc - 144A 10.875% 11/1/15	80,000	75,600
Cit Group Inc 7.000% 5/1/13	33,210	30,968
Cit Group Inc 7.000% 5/1/14	49,815	46,266
Cit Group Inc 7.000% 5/1/15	49,815	44,584
Cit Group Inc 7.000% 5/1/16	83,027	73,064
Cit Group Inc 7.000% 5/1/17	116,238	100,836
GMAC Inc - 144A 6.875% 9/15/11	195,000	192,075
GMAC LLC - 144A 6.875% 8/28/12	590,000	578,200
Host Hotels & Resorts LP 6.375% 3/15/15	575,000	563,500
Pinnacle Foods Finance - 144A 9.250% 4/1/15	50,000	50,750
		1,818,893
Health Care (2.7%)
Community Health Systems 8.875% 7/15/15	235,000	243,225
Cooper Cos Inc 7.125% 2/15/15	195,000	189,638
Health Management Assoc 6.125% 4/15/16	315,000	295,312
Tenet Healthcare Corp 9.250% 2/1/15	300,000	319,500
Tenet Healthcare Corp - 144A 8.875% 7/1/19	90,000	97,200
		1,144,875
Industrials (12.0%)
ACCO Brands Corp 7.625% 8/15/15	190,000	176,700
ACCO Brands Corp - 144A 10.625% 3/15/15	270,000	297,000
Alliant Techsystems Inc 6.750% 4/1/16	25,000	24,750
Assoc Materials LLC - 144A 9.875% 11/15/16	65,000	68,575
Baldor Electric Co 8.625% 2/15/17	185,000	189,163
Belden Inc - 144A 9.250% 6/15/19	35,000	36,969
Bombardier Inc - 144A 8.000% 11/15/14	80,000	83,100
Case New Holland Inc - 144A 7.750% 9/1/13	160,000	163,600
Clean Harbors Inc 7.625% 8/15/16	35,000	35,481
Corrections Corp of Amer 7.750% 6/1/17	215,000	221,450
Esco Corp - 144A 8.625% 12/15/13	15,000	14,925
(5) Esco Corp - 144A 4.129% 12/15/13	35,000	31,894
General Cable Corp 7.125% 4/1/17	165,000	162,112
Geo Group Inc - 144A 7.750% 10/15/17	35,000	35,831
Graham Packaging Co 9.875% 10/15/14	310,000	316,200
Hertz Corp 8.875% 1/1/14	190,000	194,275
Interline Brands Inc. 8.125% 6/15/14	105,000	105,525
Iron Mountain 6.625% 1/1/16	20,000	19,600
Iron Mountain INC. 8.750% 7/15/18	320,000	332,000
L-3 Communications Corp. 6.375% 10/15/15	175,000	175,656
L-3 Communications Corp. 5.875% 1/15/15	90,000	89,887
Levi Strauss & Co 9.750% 1/15/15	65,000	68,250
Navistar Intl Corp 8.250% 11/1/21	120,000	123,000
NXP BV/NXP Funding LLC 7.875% 10/15/14	230,000	208,725
NXP BV/NXP Funding LLC - 144A 10.000% 7/15/13	75,000	77,063
(1)(2) Propex Fabrics Inc. 10.000% 12/1/12	2,118,000	1,059
RailAmerica Inc 9.250% 7/1/17	139,000	147,861
RBS Global & Rexnord Cor - 144A 9.500% 8/1/14	351,000	351,878
RSC Equipment Rental Inc 9.500% 12/1/14	335,000	335,419
Sequa Corp - 144A 11.750% 12/1/15	90,000	83,700
Solo Cup Company 8.500% 2/15/14	40,000	39,100
Solo Cup Company - 144A 10.500% 11/1/13	120,000	127,800
Spirit Aerosystems Inc - 144A 7.500% 10/1/17	90,000	88,650
Terex Corp 8.000% 11/15/17	385,000	370,562
Titan International Inc 8.000% 1/15/12	245,000	240,100
Triumph Group Inc - 144A 8.000% 11/15/17	20,000	20,175
United Rentals North Am 9.250% 12/15/19	140,000	144,550
		5,202,585
Information Technology (5.1%)
Amkor Technologies, Inc. 7.750% 5/15/13	270,000	274,388
Anixter Intl Inc 10.000% 3/15/14	105,000	116,025
First Data Corporation 9.875% 9/24/15	675,000	629,438
Flextronics Intl LTD 6.250% 11/15/14	125,000	123,125
(4) Freescale Semiconductor 9.875% 12/15/14	167,248	147,805
JDA Software Group Inc - 144A 8.000% 12/15/14	135,000	137,700
Sensata Technologies BV 8.000% 5/1/14	165,000	161,700
Sungard Data Systems Inc 10.250% 8/15/15	580,000	617,700
		2,207,881
Materials (8.7%)
Ashland Inc - 144A 9.125% 6/1/17	155,000	170,112
Bway Corp - 144A 10.000% 4/15/14	135,000	142,762
Clearwater Paper Corp - 144A 10.625% 6/15/16	100,000	111,625
Crown Americas 7.750% 11/15/15	55,000	56,925
Crown Americas LLC - 144A 7.625% 5/15/17	65,000	67,438
FMG Finance Pty Ltd - 144A 10.625% 9/1/16	230,000	254,438
Georgia-Pacific LLC - 144A 7.125% 1/15/17	40,000	40,500
Georgia-Pacific LLC - 144A 8.250% 5/1/16	395,000	418,700
Greif Inc 7.750% 8/1/19	25,000	25,500
Huntsman Int. LLC. 7.875% 11/15/14	120,000	117,300
Huntsman Intl LLC 7.375% 1/1/15	15,000	14,400
Huntsman Intl LLC - 144A 5.500% 6/30/16	50,000	44,375
Koppers Inc - 144A 7.875% 12/1/19	55,000	55,550
Newpage Corp - 144A 11.375% 12/31/14	60,000	60,600
(4)(5) Noranda Aluminium Acquisition 6.024% 5/15/15	253,364	196,674
Nova Chemicals - 144A 8.625% 11/1/19	75,000	76,313
Nova Chemicals Corp. - 144A 8.375% 11/1/16	75,000	76,125
Novelis Inc 7.250% 2/15/15	75,000	71,437
Owens-Brockway 7.375% 5/15/16	115,000	118,737
P.H. Glatfelter 7.125% 5/1/16	155,000	154,031
Polyone Corp 8.875% 5/1/12	300,000	309,000
Reichhold Industries Inc - 144A 9.000% 8/15/14	320,000	268,800
(4) Servicemaster Company - 144A 10.750% 7/15/15	165,000	171,600
(1)(2) Smurfit-Stone Container 8.375% 7/1/12	215,000	190,275
Solutia Inc. 8.750% 11/1/17	105,000	109,331
Terra Capital Inc - 144A 7.750% 11/1/19	190,000	203,300
Vedanta Resources PLC - 144A 9.500% 7/18/18	100,000	101,500
(1)(2) Vitro Sab DE CV 9.125% 2/1/17	330,000	141,900
		3,769,248
Telecommunication Services (18.3%)
Aeroflix Inc 11.750% 2/15/15	170,000	171,700
CCH II LLC/CCH II Capital 13.500% 11/30/16	95,000	111,862
CCO Hldgs LLC/CAP Corp 8.750% 11/15/13	405,000	415,631
Cequel Com Hldg I/Cap CP - 144A 8.625% 11/15/17	185,000	186,850
Cricket Commucations 9.375% 11/1/14	230,000	231,150
Crown Castle Intl Corp 9.000% 1/15/15	220,000	234,300
Digicel Group LTD - 144A 8.875% 1/15/15	145,000	140,650
Digicel SA - 144A 12.000% 4/1/14	200,000	222,000
Frontier Communications 6.625% 3/15/15	145,000	141,013
GCI Inc - 144A 8.625% 11/15/19	180,000	181,575
GXS Worldwide Inc - 144A 9.750% 6/15/15	155,000	152,288
Intelsat Jackson Hldg - 144A 8.500% 11/1/19	65,000	66,950
Intelsat Jackson Holdings 11.250% 6/15/16	360,000	389,700
Intelsat Subsidiary Hldg 8.875% 1/15/15	370,000	382,950
Intelsat Subsidiary Hldg - 144A 8.875% 1/15/15	45,000	46,350
(4)(5) IPCS Inc 4.281% 5/1/14	383,551	326,018
MetroPCS Wireless 9.250% 11/1/14	375,000	379,687
Nordic Tel Co Hldgs - 144A 8.875% 5/1/16	275,000	290,812
Paetec Holding Corp 9.500% 7/15/15	215,000	206,937
Paetec Holding Corp 8.875% 6/30/17	160,000	162,000
Quebecor Media 7.750% 3/15/16	385,000	384,038
Qwest Communications Int. 7.250% 2/15/11	325,000	326,625
Qwest Corp. 7.500% 10/1/14	220,000	228,525
SBA Telecommunications - 144A 8.000% 8/15/16	55,000	57,475
SBA Telecommunications - 144A 8.250% 8/15/19	55,000	58,300
Sprint Capital Corp 6.900% 5/1/19	885,000	814,200
Sun Media Corp 7.625% 2/15/13	110,000	100,238
Videotron LTEE 6.875% 1/15/14	135,000	135,675
Videotron LTEE 9.125% 4/15/18	45,000	49,500
(3) Visant Holding Corp. 10.250% 12/1/13	610,000	629,825
Wind Acquisition Fin SA - 144A 10.750% 12/1/15	275,000	294,250
Windstream Corp 8.625% 8/1/16	385,000	391,738
		7,910,812
Utilities (4.2%)
AES Corporation - 144A 9.750% 4/15/16	295,000	323,025
Calpine Construction Fin - 144A 8.000% 6/1/16	110,000	113,300
Dynegy Holdings Inc 7.625% 10/15/26	160,000	110,400
Energy Future Holdings 10.875% 11/1/17	645,000	527,287
Mirant Americas Genr LLC 8.500% 10/1/21	100,000	95,000
Mirant North American LLC 7.375% 12/31/13	160,000	158,200
NRG Energy INC. 7.375% 2/1/16	474,000	474,593
		1,801,805

TOTAL CORPORATE BONDS (COST: $43,241,721)		$42,333,621

U.S. COMMON STOCKS (0.2%)	Shares
(1) Cit Group Inc (COST: $114,015)	2,857	$78,882

SHORT-TERM SECURITIES (0.5%)	Shares
Wells Fargo Advantage Investment Money Market (COST: $236,661)	236,661	$236,661

TOTAL INVESTMENTS IN SECURITIES (COST: $43,592,397)		$42,649,164
OTHER ASSETS LESS LIABILITIES		526,251

NET ASSETS		$43,175,415

(1) Non-income producing security.
(2) Issue is in default.
(3) Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.
(4) Interest or dividend is paid-in-kind, when applicable.
(5) Floating rate security. The rates for these securities are as of December 31, 2009.

144A - Security exempt from registration under Rule 144A of the Securities Act of 1933. Unless otherwise noted, these securities are deemed to be liquid. These securities amount to $9,882,735, representing 22.9% of net assets.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities December 31, 2009

	Williston Basin/ Mid-North America Stock Fund	Integrity Growth & Income Fund	Integrity High Income Fund
ASSETS
Investments in securities, at cost	$1,207,332	$28,479,892	$43,592,397

Investments in securities, at value	$1,280,354	$28,090,664	$42,649,164
Cash	125	0	189,979
Accrued dividends receivable	1,511	48,000	42
Accrued interest receivable	20	343	758,897
Prepaid expenses	2,287	12,342	13,257
Receivable for Fund shares sold	3,000	48,023	10,000
Security sales receivable	0	0	77,285
Receivable due from manager	3,948	0	0
Total assets	$1,291,245	$28,199,372	$43,698,624

LIABILITIES
Accrued expenses	$6,668	$$22,033	$27,604
Disbursements in excess of demand deposit cash	0	14,780	0
Dividends payable	0	0	306,540
Payable for Fund shares redeemed	200	53,730	129,095
Payable to affiliates	4,311	31,057	59,970
Total liabilities	$11,179	$121,600	$523,209

NET ASSETS	$1,280,066	$28,077,772	$43,175,415

Net assets are represented by:
Capital stock outstanding, $.001 par value, unlimited shares authorized	$1,660,892	$34,220,402	$92,188,868
Accumulated undistributed net realized gain (loss) on investments	(453,848)	(5,753,402)	(48,070,220)
Unrealized appreciation (depreciation) on investments	73,022	(389,228)	(943,233)

NET ASSETS	$1,280,066	$28,077,772	$43,175,415

Net Assets – Class A	$1,280,066	$28,077,772	$27,745,828
Net Assets – Class C*	-	-	$15,429,587

Shares outstanding – Class A	365,356	880,415	3,846,361
Shares outstanding – Class C*	-	-	2,134,423

Net asset value per share – Class A	$3.50	$31.89	$7.21
Net asset value per share – Class C*	-	-	$7.23

Public offering price per share – Class A (sales charge of 5.00%, 0.00%, and 4.25%, respectively)	$3.69	$31.89	$7.53

* Only the Integrity High Income Fund currently offers Class C shares.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statement of Operations For the year ended December 31, 2009

	Williston Basin/ Mid-North America Stock Fund	Integrity Growth & Income Fund	Integrity High Income Fund
INVESTMENT INCOME
Interest	$1,485	$26,657	$4,083,744
Dividends (net of foreign withholding taxes of $1,121, $14,567, and $0, respectively)	18,409	714,654	33,091
Total investment income	$19,894	$741,311	$4,116,835

EXPENSES
Investment advisory fees	$5,692	$267,963	$342,837
Distribution (12b-1) fees – Class A	5,708	66,991	64,199
Distribution (12b-1) fees – Class C*	-	-	145,900
Transfer agent fees	24,001	53,592	86,668
Accounting service fees	24,571	37,398	50,167
Administrative service fees	24,001	40,194	66,501
Professional fees	2,942	24,050	43,373
Reports to shareholders	2,941	13,849	3,947
License, fees, and registrations	5,851	18,997	28,592
Audit fees	1,200	9,900	20,350
Trustees' fees	1,627	4,584	6,107
Transfer agent out-of-pockets	507	7,422	2,571
Custodian fees	2,178	6,052	12,320
Legal fees	335	8,241	9,807
Insurance expense	79	1,644	3,792
Total expenses	$101,633	$60,877	$887,131
Less expenses waived or reimbursed	(84,509)	(132,136)	(133,393)
Total net expenses	$17,124	$428,741	$753,738

NET INVESTMENT INCOME (LOSS)	$2,770	$312,570	$3,363,097

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investment transactions	$(69,024)	$(2,676,137)	$(16,069,098)
Net change in unrealized appreciation (depreciation) of investments	281,631	5,845,055	30,149,003
Net realized and unrealized gain (loss) on investments	$212,607	$3,168,918	$14,079,905

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$215,377	$3,481,488	$17,443,002

* Only the Integrity High Income Fund currently offers Class C shares.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statement of Changes in Net Assets For the year ended December 31, 2009

	Williston Basin/ Mid-North America Stock Fund	Integrity Growth & Income Fund	Integrity High Income Fund
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$2,770	$312,570	$3,363,097
Net realized gain (loss) on investments	(69,024)	(2,676,137)	(16,069,098)
Net change in unrealized appreciation (depreciation) on investments	281,631	5,845,055	30,149,003
Net increase (decrease) in net assets resulting from operations	$215,377	$3,481,488	$17,443,002

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Class A	$(2,770)	$(312,570)	$(2,218,029)
Net investment income - Class C*	-	-	(1,145,068)
Return of capital - Class A	0	0	0
Return of capital - Class C*	-	-	0
Total distributions	$(2,770)	$(312,570)	$(3,363,097)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class A	$307,804	$2,421,600	$3,728,004
Proceeds from sale of shares - Class C*	-	-	704,577
Proceeds from reinvested dividends - Class A	2,741	295,310	1,405,172
Proceeds from reinvested dividends - Class C*	-	-	742,474
Cost of shares redeemed - Class A	(312,207)	(5,279,800)	(10,383,264)
Cost of shares redeemed - Class C*	-	-	(3,765,368)
Net increase (decrease) in net assets resulting from capital share transactions	$(1,662)	$(2,562,890)	$(7,568,405)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$210,945	$606,028	$6,511,500
NET ASSETS, BEGINNING OF PERIOD	1,069,121	27,471,744	36,663,915
NET ASSETS, END OF PERIOD	$1,280,066	$28,077,772	$43,175,415

Undistributed net investment income	$0	$0	$0

* Only the Integrity High Income Fund currently offers Class C shares.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statement of Changes in Net Assets For the year ended December 31, 2008

	Williston Basin/ Mid-North America Stock Fund	Integrity Growth & Income Fund	Integrity High Income Fund
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$2,083	$136,301	$6,157,903
Net realized gain (loss) on investments	(364,764)	(3,086,858)	(30,515,145)
Net change in unrealized appreciation (depreciation) on investments	17,866	(7,518,357)	(3,005,022)
Net increase (decrease) in net assets resulting from operations	$(344,815)	$(10,468,914)	$(27,362,264)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Class A	$(2,335)	$(146,454)	$(4,128,965)
Net investment income - Class C*	-	-	(2,028,938)
Return of capital - Class A	(1,745)	(30,119)	(530,351)
Return of capital - Class C*	-	-	(260,610)
Total distributions	$(4,080)	$(176,573)	$(6,948,864)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class A	$95,223	$3,447,189	$7,982,910
Proceeds from sale of shares - Class C*	-	-	2,488,804
Proceeds from reinvested dividends - Class A	4,057	167,012	3,209,089
Proceeds from reinvested dividends - Class C*	-	-	1,574,829
Cost of shares redeemed - Class A	(1,397,372)	(6,399,898)	(53,396,321)
Cost of shares redeemed - Class C*	-	-	(23,537,174)
Net increase (decrease) in net assets resulting from capital share transactions	$(1,298,092)	$(2,785,697)	$(61,677,863)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$(1,646,987)	$(13,431,184)	$(95,988,991)
NET ASSETS, BEGINNING OF PERIOD	2,716,108	40,902,928	132,652,906
NET ASSETS, END OF PERIOD	$1,069,121	$27,471,744	$36,663,915

Undistributed net investment income	$0	$0	$0

* Only the Integrity High Income Fund currently offers Class C shares.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1: Organization

The Integrity Funds (the "Trust") and is registered under the Investment Company Act of 1940 as an open-end management investment company, consisting of three series (the "Funds").

Williston Basin/Mid North American Stock Fund (the "WB/MNAS Fund"), a diversified fund, seeks to provide long-term growth through capital appreciation. Integrity Growth & Income Fund (the "Growth & Income Fund"), a diversified fund, seeks to provide long-term growth of capital with dividend income as a secondary objective. Integrity High Income Fund (the "High Income Fund"), a non-diversified fund, seeks a high level of current income with capital appreciation as a secondary objective.

NOTE 2: Summary of Significant Accounting Policies

Codification—In June 2009, the Financial Accounting Standards Board ("FASB") established the FASB Accounting Standards Codification(TM) (the "Codification") as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with generally accepted accounting principles ("GAAP"). The Codification supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Codification did not have a material effect on the Funds' financial statements.

Investment security valuation—Securities for which market quotations are available are valued as follows: (a) Listed securities are valued at the closing price obtained from the respective primary exchange on which the security is listed or, if there were no sales on that day, at its last reported current bid price; (b) Unlisted securities are valued at the last current bid price obtained from the National Association of Securities Dealers' Automated Quotation System. Integrity Fund Services, LLC ("Integrity Fund Services" or "IFS") obtains all of these prices from services that collect and disseminate such market prices. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as: institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. In the absence of an ascertainable market value, assets are valued at their fair value as determined by IFS using methods and procedures reviewed and approved by the Trustees.

Contingent deferred sales charge—In the case of investments of $1 million or more (excluding Growth & Income Fund), a 1.00% contingent deferred sales charge may be assessed on shares redeemed within 24 months of purchase (excluding shares purchased with reinvested dividends and/or distributions). Investments in Class C shares (in any amount) may be subject to a 1% CDSC if redeemed within 12 months of purchase.

Federal and state income taxes—Each Fund is a separate taxpayer for federal income tax purposes. Each Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gain on investments to its shareholders; therefore, no provision for income taxes is required.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Premiums and discounts—Premiums and discounts on debt securities are amortized for financial reporting purposes.

Security Transactions, Investment Income, Expenses and Distributions—Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Interest income and estimated expenses are accrued daily. Dividend income is recognized on the ex-dividend date. The WB/MNAS Fund and Growth & Income Fund will declare and pay dividends from net investment income and any net realized capital gains at least annually. The High Income Fund declares dividends from net investment income daily and pays such dividends monthly. Dividends are reinvested in additional shares of the Funds at net asset value or paid in cash. Capital gains, when available, are distributed at least annually. Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for capital loss carryforwards and losses due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Use of estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3: Fair Value Measurements

Various inputs are used in determining the value of the Funds' investments. These inputs are summarized in three broad levels: Level 1 inputs are based on quoted prices in active markets for identical securities. Level 2 inputs are based on significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) Level 3 inputs are based on significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments.) The following is a summary of the inputs used to value the Funds' investments as of December 31, 2009:

		Level 1	Level 2	Level 3	Total
WB/MNAS Fund	Short Term Securities	$181,806	$0	$0	$181,806
	Common Stock	1,098,548	0	0	1,098,548
	Total	$1,280,354	$0	$0	$1,280,354

Growth & Income Fund	Short Term Securities	$2,864,064	$0	$0	$2,864,064
	Common Stock	24,777,200	0	0	24,777,200
	Exchange Traded Funds	449,400	0	0	449,400
	Total	$28,090,664	$0	$0	$28,090,664

High Income Fund	Short Term Securities	$236,661	$0	$0	$236,661
	Common Stock	78,882	0	0	78,882
	Corporate Bonds	0	42,333,621	0	42,333,621
	Total	$315,543	$42,333,621	$0	$42,649,164

NOTE 4: Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the year ended December 31, 2009, were as follows:

	WB/MNAS Fund	Growth & Income Fund	High Income Fund
Purchases	$1,438,164	$26,629,298	$22,029,346
Sales	$1,474,194	$26,746,516	$29,430,087

NOTE 5: Capital Share Transactions

Transactions in capital shares were as follows:

	WB/MNAS Fund		Growth & Income Fund		High Income Fund Class A		High Income Fund Class C
	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/09	Year Ended 12/31/08
Shares sold	102,839	33,962	84,728	105,568	617,245	1,062,160	126,571	315,638
Shares issued on reinvestment of dividends	779	1,418	9,202	5,971	242,655	438,580	121,776	214,117
Shares redeemed	(102,403)	(412,883)	(180,745)	(188,118)	(1,789,553)	(7,234,793)	(597,986)	(3,254,541)
Net increase (decrease)	1,215	(377,503)	(86,815)	(76,579)	(929,653)	(5,734,053)	(349,640)	(2,724,786)
Shares outstanding	365,356	364,141	880,415	967,230	3,846,361	4,776,014	2,134,423	2,484,063

NOTE 6: Income Tax Information

At December 31, 2009, the net unrealized appreciation (depreciation) based on the cost of investments for federal income tax purposes was as follows:

	WB/MNAS Fund	Growth & Income Fund	High Income Fund
Investments at cost	$1,207,332	$28,479,892	$43,592,397
Unrealized appreciation	$111,107	$2,628,448	$2,863,966
Unrealized depreciation	(38,085)	(3,017,676)	(3,807,199)
Net unrealized appreciation (depreciation)*	$73,022	$(389,228)	$(943,233)

*Differences between financial reporting-basis and tax-basis unrealized appreciation/(depreciation) are due to differing treatment of wash sales.

The tax character of distributions paid was as follows:

	WB/MNAS Fund		Growth & Income Fund		High Income Fund
	12/31/09	12/31/08	12/31/09	12/31/08	12/31/09	12/31/08
Tax-exempt income	$0	$0	$0	$0	$0	$0
Ordinary income	2,770	2,335	312,570	146,454	3,363,097	6,157,903
Long-term capital gains	0	0	0	0	0	0
Return of capital	0	1,745	0	30,119	0	790,961
Total	$2,770	$4,080	$312,570	$176,573	$3,363,097	$6,948,864

As of December 31, 2009, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	WB/MNAS Fund	Growth & Income Fund	High Income Fund
Undistributed Ordinary Income	$0	$0	$0
Accumulated Capital and Other Losses	(453,848)	(5,753,402)	(45,936,799)
Unrealized Appreciation/ (Depreciation)*	73,022	(389,228)	(943,233)
Total Accumulated Earnings/ (Deficit)	($380,826)	($6,142,630)	($46,880,032)

*Any difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to timing differences associated with wash sales.

Capital loss carryforwards may be used to offset future capital gains. The capital loss carryforwards amounts will expire in each of the years ended December 31 as shown in the following table.

Year	WB/MNAS Fund	Growth & Income Fund	High Income Fund
2016	$384,823	$2,643,978	$31,094,157
2017	$69,025	$3,109,424	$14,842,642
Total	$453,848	$5,753,402	$45,936,799

For the year ended December 31, 2009, the Fund did not make any permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to expiring capital loss carryforwards.

Net capital losses incurred after October 31 and within the tax year are deemed to arise on the first business day of the Funds' next taxable year. For the year ended December 31, 2009, the High Income Fund deferred to January 1, 2010, post-October capital losses, post-October currency losses, and post-October passive foreign investment company losses of $2,133,423. The WB/MNAS Fund and Growth & Income Fund did not defer any post-October capital losses, post-October currency losses, and post-October passive foreign investment company losses for the year ended December 31, 2009.

NOTE 7: Investment Advisory Fees and Other Transactions with Affiliates

Viking Fund Management, the Funds' investment adviser; Integrity Funds Distributor, LLC ("Integrity Funds Distributor" or "IFD"), the Funds' underwriter; and Integrity Fund Services, the Funds' transfer, accounting, and administrative services agent; are subsidiaries of Corridor Investors, LLC ("Corridor Investors" or "Corridor"), the Funds' sponsor. For Integrity High Income Fund, JPMIM is the sub-adviser.

VFM provides investment advisory and management services to the Funds. The Investment Advisory Agreement (the "Advisory Agreement") provides for fees to be computed at an annual rate of the Funds' average daily net assets. VFM has contractually agreed to waive its management fee and to reimburse expenses, other than extraordinary or non-recurring expenses and acquired fund fees and expenses, until July 31, 2010 for WB/MNAS Fund, Growth & Income Fund and High Income Fund, so that the net annual operating expenses do not exceed 1.50% for WB/MNAS Fund, 1.60% for Growth & Income Fund, 1.60% for High Income Fund Class A, and 2.35% for High Income Fund Class C. After this date, the expense limitations may be terminated or revised. An expense limitation lowers expense ratios and increases returns to investors. Certain Officers of the Funds are also Officers and Governors of VFM.

	Annual Advisory Fee Percentage	Advisory Fees Year Ended 12/31/09*	Advisory Fees Payable 12/31/09
WB/MNAS Fund	0.50%	$0	$0
Growth & Income Fund	1.00%	165,151	17,606
High Income Fund	0.85%	238,801	30,044

* After partial waiver

IFD serves as the principal underwriter for the Funds. The Funds have adopted a distribution plan for each class of shares as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit the Funds to reimburse its principal underwriter for costs related to selling shares of the Funds and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Funds, are paid by shareholders through expenses called "Distribution Plan expenses." Certain Officers of the Funds are also Officers and Governors of IFD.

	Annual Distribution Fee Percentage	Distribution Fees Year Ended 12/31/09	Distribution Fees Payable 12/31/09
WB/MNAS Fund	0.50%	$5,708	$526
Growth & Income Fund	0.25%	66,991	5,875
High Income Fund – Class A	0.25%	64,199	5,734
High Income Fund – Class A	1.00%	145,900	12,979

IFS acts as the Funds' transfer agent for a variable fee equal to 0.20% of the Funds' average daily net assets on an annual basis for the Funds' first $50 million and at a lower rate on the average daily net assets in excess of $50 million with a minimum of $2,000 per month plus reimbursement of out-of-pocket expenses. IFS also acts as the Funds' accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000 and a variable fee equal to 0.05% of the Funds' average daily net assets on an annual basis for the Funds' first $50 million and at a lower rate on the average daily net assets in excess of $50 million, together with reimbursement of out-of-pocket expenses. IFS also acts as the Funds' administrative services agent for a variable fee equal to 0.15% of the Funds' average daily net assets on an annual basis for the Funds' first $50 million and at a lower rate on the average daily net assets in excess of $50 million with a minimum of $2,000 per month plus reimbursement of out-of-pocket expenses. Certain Officers of the Funds are also Officers and Governors of IFS.

	Year Ended 12/31/09			Payable 12/31/09
	Transfer Agency Fees*	Accounting Service Fees*	Admin. Service Fees*	Transfer Agency Fees	Accounting Service Fees	Admin. Service Fees
WB/MNAS Fund	$18,314	$18,739	$18,314	$1,200	$1,232	$1,200
Growth & Income Fund	41,486	29,261	31,114	2,820	1,905	2,115
High Income Fund	74,020	43,147	56,812	4,617	2,579	3,538

* After partial waiver

NOTE 8: New Accounting Standards

During January 2010, the FASB issued amendments to professional standards that require new disclosures and clarify existing disclosure requirements about fair value measurements. The new disclosures require an organization to separately disclose the amounts of significant transfers in and out of Level 1 and Level 2 fair value measurements and describe the reasons for the transfers. The new disclosures also require separate information about purchases, sales, issuances, and settlements for Level 3 fair value measurements.

The FASB amendments also clarify exiting disclosures. Organizations are to provide fair value measurement disclosures for each class of assets and liabilities. Organizations also should provide disclosures about the valuation techniques and inputs used to measure fair value for both recurring and nonrecurring fair value measurements.

The amendments are effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. Those disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the implications of this guidance and the impact it will have on the financial statement amounts and disclosures, if any.

NOTE 9: Subsequent Events

In May 2009, the FASB issued changes to authoritative guidance under GAAP for subsequent events. This guidance requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. This guidance is intended to establish general standards of accounting and for disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. This guidance requires the disclosure of the date through which an entity has evaluated subsequent events and the basis for that date - that is, whether that date represents the date the financial statements were issued or were available to be issued. This guidance is effective for interim and annual periods ending after June 15, 2009. The Funds have performed an evaluation of subsequent events through February 16, 2010, (the date the financial statements were issued) and have determined that no significant subsequent events have occurred through this date that would require additional disclosure.

WILLISTON BASIN/MID-NORTH AMERICA STOCK FUND

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/29/06	Year Ended 12/30/05
NET ASSET VALUE, BEGINNING OF PERIOD	$2.94	$3.66	$8.88	$12.19	$13.67

Income (loss) from investment operations:
Net investment income (loss)	$.01	$.01	$(.06)	$(.24)	$(.24)
Net realized and unrealized gain (loss) on investments	.56	(.72)	(.01)	1.22	1.86
Total from investment operations	$.57	$(.71)	$(.07)	$.98	$1.62

Less Distributions:
Dividends from net investment income	$(.01)	$(.01)	$.00	$.00	$.00
Distributions from net realized gains	.00	.00	(5.15)	(4.29)	(3.10)
Returns of capital	.00	.00	.00	.00	.00
Total distributions	$(.01)	$(.01)	$(5.15)	$(4.29)	$(3.10)

NET ASSET VALUE, END OF PERIOD	$3.50	$2.94	$3.66	$8.88	$12.19

Total Return[1]	19.31%	(19.36%)	(0.92%)	7.73%	11.65%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$1,280	$1,069	$2,716	$7,308	$15,034
Ratio of expenses to average net assets after waivers[2]	1.50%	1.50%	2.56%	2.65%	2.65%
Ratio of expenses to average net assets before waivers	8.90%	6.93%	3.71%	2.79%	2.74%
Ratio of net investment income to average net assets	0.24%	0.13%	(0.97%)	(1.78%)	(1.76%)
Portfolio turnover rate	165.3%	151.02%	137.86%	25.71%	28.64%

1 Excludes any applicable sales charge.

2 This row reflects the impact, if any, of fee waivers by the then-current investment adviser and/or affiliated service providers.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY GROWTH & INCOME FUND

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/29/06	Period 12/1/05 Through 12/29/05	Year Ended 11/30/05
NET ASSET VALUE, BEGINNING OF PERIOD	$28.40	$39.19	$36.49	$31.98	$31.74	$29.11

Income (loss) from investment operations:
Net investment income (loss)	$.36	$.14	$.19	$.32	$.01	$.23
Net realized and unrealized gain (loss) on investments	3.49	(10.75)	2.72	4.49	.24	3.11
Total from investment operations	$3.85	$(10.61)	$2.91	$4.81	$.25	$3.34

Less Distributions:
Dividends from net investment income	$(.36)	$(.15)	$(.20)	$(.29)	$(.01)	$(.71)
Distributions from net realized gains	.00	.00	(.01)	(.01)	.00	.00
Returns of capital	.00	(.03)	.00	.00	.00	.00
Total distributions	$(.36)	$(.18)	$(.21)	$(.30)	$(.01)	$(.71)

NET ASSET VALUE, END OF PERIOD	$31.89	$28.40	$39.19	$36.49	$31.98	$31.74

Total Return[1]	13.54%	(27.06%)	7.97%	15.04%	9.58%[3]	11.60%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$28,078	$27,472	$40,903	$46,334	$52,148	$52,804
Ratio of expenses to average net assets after waivers[2]	1.60%	1.60%	1.60%	1.56%	1.50%[3]	1.46%
Ratio of expenses to average net assets before waivers	2.09%	2.22%	2.30%	2.39%	2.41%	1.91%
Ratio of net investment income to average net assets	1.17%	0.40%	0.46%	0.84%	0.41%[3]	0.66%
Portfolio turnover rate	120.02%	158.65%	99.47%	94.23%	9.66%	107.61%

1 Excludes any applicable sales charge.

2 This row reflects the impact, if any, of fee waivers by the then-current investment adviser and/or affiliated service providers.

3 Ratio is annualized.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY HIGH INCOME FUND CLASS A

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/29/06	Year Ended 12/30/05
NET ASSET VALUE, BEGINNING OF PERIOD	$5.05	$8.43	$10.20	$10.07	$10.33

Income (loss) from investment operations:
Net investment income (loss)	$.52	$.56	$.79	$.76	$.79
Net realized and unrealized gain (loss) on investments	2.16	(3.31)	(1.75)	.27	(.05)
Total from investment operations	$2.68	$(2.75)	$(.96)	$1.03	$.74

Less Distributions:
Dividends from net investment income	$(.52)	$(.56)	$(.80)	$(.76)	$(.79)
Distributions from net realized gains	.00	.00	(.01)	(.14)	(.21)
Returns of capital	.00	(.07)	.00	.00	.0
Total distributions	$(.52)	$(.63)	$(.81)	$(.90)	$(1.00)

NET ASSET VALUE, END OF PERIOD	$7.21	$5.05	$8.43	$10.20	$10.33

Total Return[1]	55.56%	(34.24%)	(10.07%)	10.66%	7.48%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$27,746	$24,101	$88,629	$101,545	$37,764
Ratio of expenses to average net assets after waivers[2]	1.60%	1.67%	1.75%	1.75%	1.75%
Ratio of expenses to average net assets before waivers	1.93%	1.88%	1.85%	1.95%	2.05%
Ratio of net investment income to average net assets	8.64%	7.74%	8.09%	7.49%	7.71%
Portfolio turnover rate	56.76%	85.86%	27.28%	38.76%	31.69%

1 Excludes any applicable sales charge.

2 This row reflects the impact, if any, of fee waivers by the then-current investment adviser and/or affiliated service providers.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY HIGH INCOME FUND CLASS C

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/29/06	Year Ended 12/30/05
NET ASSET VALUE, BEGINNING OF PERIOD	$5.06	$8.45	$10.22	$10.09	$10.36

Income (loss) from investment operations:
Net investment income (loss)	$.48	$.51	$.72	$.69	$.71
Net realized and unrealized gain (loss) on investments	2.17	(3.33)	(1.76)	.27	(.06)
Total from investment operations	$2.65	$(2.82)	$(1.04)	$.96	$.65

Less Distributions:
Dividends from net investment income	$(.48)	$(.51)	$(.72)	$(.69)	$(.71)
Distributions from net realized gains	.00	.00	(.01)	(.14)	(.21)
Returns of capital	.00	(.06)	.00	.00	.00
Total distributions	$(.48)	$(.57)	$(.73)	$(.83)	$(.92)

NET ASSET VALUE, END OF PERIOD	$7.23	$5.06	$8.45	$10.22	$10.09

Total Return[1]	54.57%	(34.77%)	(10.71%)	9.84%	6.59%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$15,430	$12,563	$44,023	$41,840	$24,357
Ratio of expenses to average net assets after waivers[2]	2.35%	2.42%	2.50%	2.50%	2.50%
Ratio of expenses to average net assets before waivers	2.68%	2.63%	2.60%	2.70%	2.81%
Ratio of net investment income to average net assets	7.85%	7.03%	7.40%	6.75%	6.96%
Portfolio turnover rate	56.76%	85.86%	27.28%	38.76%	31.69%

1 Excludes any applicable sales charge.

2 This row reflects the impact, if any, of fee waivers by the then-current investment adviser and/or affiliated service providers.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of The Integrity Funds

We have audited the accompanying statement of assets and liabilities of the The Integrity Funds (the "Trust"), including the schedule of investments as of December 31, 2009, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the years ended December 31, 2009, December 31, 2008, December 31, 2007, December 29, 2006, December 30, 2005, November 30, 2005 and the period December 1, 2005 through December 29, 2005. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Integrity Funds as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the years ended December 31, 2009, December 31, 2008, December 31, 2007, December 29, 2006, December 30, 2005, November 30, 2005 and the period December 1, 2005 through December 29, 2005, in conformity with accounting principles generally accepted in the United States of America.

BRADY, MARTZ & ASSOCIATES, P.C.

Minot, North Dakota USA

February 16, 2010

EXPENSE EXAMPLE (unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Funds expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 30, 2009 to December 31, 2009.

Actual expenses—The section in the table under the heading "Actual" provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an account value of $8,600 divided by $1,000 equals 8.6), then multiply the result by the number in the appropriate column for your share class in the column entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes—The section in the table under the heading "Hypothetical (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the section in the table under the heading "Hypothetical (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 6/30/09	Ending Account Value 12/31/09	Expenses Paid During Period*	Annualized Expense Ratio

Williston Basin/Mid-North America Stock Fund
Actual	$1,000.00	$1,145.33	$8.04	1.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.29	$7.57	1.50%

Integrity Growth & Income Fund
Actual	$1,000.00	$1,134.64	$8.54	1.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.21	$8.07	1.60%

Integrity High Income Fund
Actual - Class A	$1,000.00	$1,212.49	$8.85	1.60%
Actual - Class C	$1,000.00	$1,209.43	$12.98	2.35%
Hypothetical - Class A (5% return before expenses)	$1,000.00	$1,017.21	$8.07	1.60%
Hypothetical - Class C (5% return before expenses)	$1,000.00	$1,013.46	$11.83	2.35%

*Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, and then multiplied by 180/360 days.

TRANSACTION WITH CORRIDOR INVESTORS, LLC

Corridor Investors, located at 1 Main Street North, Minot, North Dakota 58703, is a North Dakota limited liability company that was organized in January 2009 by Robert E. Walstad, the chairman of the Board of Trustees of Integrity Managed Portfolios, The Integrity Funds and Integrity Fund of Funds, Inc., and Shannon D. Radke, president of Viking Fund Management and Viking Mutual Funds. Mr. Walstad and Mr. Radke are Governors of Corridor, and Mr. Radke is the President and Chief Executive Officer of Corridor. On March 6, 2009, VFM and Corridor entered into an agreement (the "Corridor Agreement") with Integrity Mutual Funds, Inc. ("Integrity") and Integrity Money Management, Inc. ("Integrity Money Management"), among others, to complete certain transactions (collectively, the "Transaction"), certain of which are described below. The Transaction was completed on July 31, 2009, and VFM assumed responsibility for the daily management of the Funds assets.

Prior to the closing of the Transaction, Integrity Money Management served as investment adviser to the Funds. Pursuant to the Corridor Agreement, Integrity (as seller) generally sold its mutual fund services business to Corridor and VFM (collectively, as buyer). More specifically, Corridor and VFM acquired, among other things, certain assets of Integrity Money Management and VFM became a wholly-owned subsidiary of Corridor. Integrity Funds Distributor (the Funds' principal underwriter) and Integrity Fund Services (the Funds' transfer agent and accounting and administrative services provider) also became wholly-owned subsidiaries of Corridor as a result of the Transaction.

To complete the Transaction, numerous conditions needed to be met, including shareholder approval of advisory contracts with VFM (the "New Agreements"). Shareholders approved, among other things, the New Agreements at meetings held on June 29, 2009 (and, for certain Funds, at meetings adjourned to July 24, 2009) (collectively, the "Shareholder Meetings").

With the completion of the Transaction, Corridor now provides investment advisory, distribution and other services to the Funds, as well as to the four series of Viking Mutual Funds, the six series of Integrity Managed Portfolios, and Integrity Fund of Funds, Inc., primarily through its subsidiaries, including VFM, IFD, and IFS.

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The approval and the continuation of a fund's investment advisory and sub-advisory agreements must be specifically approved at least annually (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or "Interested Persons" of any party ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval. In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by the Adviser. The Independent Trustees also received advice from their independent counsel on the issues to focus on during contract renewals. At a meeting held on October 19, 2009, the Board of Trustees, including a majority of the independent Trustees of the Fund, approved the Management and Investment Advisory Agreement ("Advisory Agreement"), between the Funds and VFM and the Sub-Advisory Agreement, between the Adviser and JPMIM.

The Trustees, including a majority of Trustees who are neither party to the Advisory or Sub-Advisory Agreements nor "interested persons" of any such party (as such term is defined for regulatory purposes), unanimously approved the Advisory and Sub-Advisory Agreements. In determining whether it was appropriate to approve the Advisory and Sub-Advisory Agreements, the Trustees requested information, provided by the Adviser and JPMIM that it believed to be reasonably necessary to reach its conclusion. In connection with the approval of the Advisory and Sub-Advisory Agreements, the Board reviewed factors set out in judicial decisions and Securities Exchange Commission ("SEC") directives relating to the approval of advisory contracts, which include but are not limited to, the following:

(a)	the nature and quality of services to be provided by the adviser to the fund;

(b)	the various personnel furnishing such services and their duties and qualifications;

(c)	the relevant fund's investment performance as compared to standardized industry performance data;

(d)	the adviser's costs and profitability of furnishing the investment management services to the fund;

(e)	the extent to which the adviser realizes economies of scale as the fund grows larger and the sharing thereof with the fund;

(f)	an analysis of the rates charged by other investment advisers of similar funds;

(g)	the expense ratios of the applicable fund as compared to data for comparable funds; and

(h)

information with respect to all benefits to the adviser associated with the fund, including an analysis of so-called "fallout" benefits or indirect profits to the adviser from its relationship to the funds.

In evaluating the Adviser's services and their fees, the Trustees reviewed information concerning the performance of each Fund, the pro-forma financial statements of the Adviser and its parent, and the proposed advisory fee and other fund expenses compared to the level of advisory fees and expenses paid by other similar funds. In reviewing the Advisory Agreement with the foregoing Funds, the Trustees considered, among other things, the fees, the Funds' past performance, the nature and quality of the services provided, the profitability of the adviser and its parent (estimated costs and estimated profits from furnishing the proposed services to each Fund), and the expense waivers by the Adviser. The Trustees also considered any ancillary benefits to the Adviser and its affiliates for services provided to each Fund. In this regard, the Trustees noted that there were no soft dollar arrangements involving the Adviser or JPMIM in the Funds that it manages. Also, the only benefits to affiliates were the fees earned for services provided. The Trustees did not identify any single factor discussed above as all-important or controlling. The Trustees also considered the Adviser's commitment to contractually or voluntarily limit Fund expenses, the skills and capabilities of the Adviser, and the representations from the Adviser that the Funds' portfolio managers will continue to manage the Funds' in substantially the same way as it had been managed.

The following paragraphs summarize the material information and factors considered by the Board, including the Independent Trustees, as well as their conclusions relative to such factors in considering the approval of the Advisory Agreement:

Nature, Extent and Quality of Services: The Adviser currently provides services to fourteen funds with investment strategies ranging from non-diversified sector funds to broad-based equity funds. The experience and expertise of the Adviser is attributable to the long-term focus on managing investment companies and has the potential to enhance the Funds' future performance. They have a strong culture of compliance and provide quality services. The overall nature and quality of the services provided by the Adviser had historically been, and continues to be, adequate and appropriate to the Board.

Investment Performance: Upon a review of the total return history and category rankings of each Fund, the Trustees deemed the performance of each Fund to be satisfactory. In addition, each of the Funds has been meeting its investment objective. As of July 31, 2009, the performance for: (1) Integrity Growth & Income Fund for the 1, 3, and 5 year periods were above its index and median classification for its peer group and the 10 year period was below its index and median classification; (2) Williston Basin/Mid-North America Stock Fund for the 1, 3, 5, and 10-year periods were above its index and median classification for its peer group; (3) Integrity High Income Fund for the 3-year and since inception periods was below its index and median classification. The 1-year period was below its index but above the median classification.

Profitability: In connection with its review of fees, the Board also considered the profitability of VFM for its advisory activities. In this regard, the Board reviewed information regarding the finances of Corridor and VFM and estimated revenues. Based on the information provided, the Board concluded that the level of profitability was reasonable in light of the services provided.

Economies of Scale: The Board briefly discussed the benefits for the Funds as the Adviser could realize economies of scale as each of the Funds grow larger, but the size of the Funds has not reached an asset level to benefit from economies of scale. The advisory fees are structured appropriately based on the size of each Fund. The Advisor has indicated that a new advisory fee structure may be looked at if the Funds reach an asset level where the Funds could benefit from economies of scale. The Trustees discussed the fact that the Adviser does not benefit from economies of scale due to its relationship to the Funds as the Funds are relatively small and are its only advisory clients.

Analysis of the rates charged by other investment advisers of similar funds: A comparison of the management fees charged by the Adviser seemed reasonable to the Trustees when compared to similar funds in objective and size. The Adviser is voluntarily waiving advisory fees to a certain degree due to the small size of each Fund.

Expense ratios of the applicable fund as compared to data for comparable funds: (1) a comparison of the net operating expense for the Integrity High Income Fund to other funds of similar objective and size reflected that its net expense ratio of 1.60% for Class A shares and 2.35% for Class C shares was higher in comparison to other funds of similar objective and size; (2) the projected net operating expense of 1.60% for the Integrity Growth & Income Fund and 1.50% for Williston Basin/Mid-North America Stock Fund is comparable to other funds of similar objective and size.

Information with respect to all benefits to the adviser associated with the fund, including an analysis of so-called "fallout" benefits or indirect profits to the adviser from its relationship to the funds: The Board noted that the Adviser does not realize material direct benefits from its relationship with the Fund. The Adviser does not participate in any soft dollar arrangements from securities trading in the Fund.

In voting unanimously to approve the Advisory Agreement, the Trustees did not identify any single factor as being of paramount importance. The Trustees noted that their discussion in this regard was premised on numerous factors including the nature, quality and resources of VFM, the strategic plan involving the Funds, and the potential for increased distribution and growth of the Funds. They determined that, after considering all relevant factors, the adoption of the Advisory Agreements would be in the best interest of the Funds and their shareholders.

Sub-Advisory Agreement with JPMIM

In determining whether it was appropriate to approve the Sub-Advisory Agreement between the Adviser and JPMIM with respect to the High Income Fund, the Trustees requested information from JPMIM that they believed to be reasonably necessary to reach their conclusion. The following paragraphs summarize the material information and factors considered by the Board, including the Independent Trustees, as well as their conclusions relative to such factors in considering the approval of the Sub-Advisory Agreement:

Nature, Extent and Quality of Services: In reviewing the Agreement, the Board considered the nature, quality and extent of services to be provided by JPMIM. In this regard, the Board considered the history and investment experience of JPMIM and reviewed the qualifications, background and responsibilities of its portfolio managers and certain other relevant personnel. The Board recognized that JPMIM has significant expertise in managing high yield corporate bond portfolios and its investment style. The Board also recognized the reputation and resources of JPMIM. In light of the information presented and the considerations made, the Board was satisfied that the nature, quality and extent of services provided to the High Income Fund by JPMIM are satisfactory.

Analysis of the rates charged by other investment advisers of similar funds: The Board considered the sub-advisory fees paid to JPMIM fair and reasonable, in light of the investment sub-advisory services expected to be provided, the anticipated costs of these services and the comparability of the sub-advisory fees to fees paid by comparable mutual funds.

Information with respect to all benefits to the adviser associated with the fund, including an analysis of so-called "fallout" benefits or indirect profits to the adviser from its relationship to the funds: The Board noted, based on information presented by the Adviser, that JPMIM does realize direct benefits from its relationship with the High Income Fund and does not participate in soft dollar arrangements from securities trading in the High Income Fund.

In voting unanimously to approve the Sub-Advisory Agreement, the Trustees did not identify any single factor as being of paramount importance. The Trustees noted that their discussion in this regard was premised on numerous factors including the nature, quality and resources of JPMIM, the strategic plan involving the High Income Fund, and the potential for increased distribution and growth of the High Income Fund. Thus, the Trustees, including a majority of the Independent Trustees, determined that, after considering all relevant factors, the adoption of the Sub-Advisory Agreement would be in the best interest of the High Income Fund and its shareholders.

Potential Conflicts of Interest—Investment Adviser

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts:

•

The management of multiple funds may result in a portfolio manager devoting unequal time and attention to the management of each Fund. VFM seeks to manage such competing interests for the time and attention of portfolio managers by having them focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.

•

Mr. Walstad and Mr. Radke own membership interests of approximately 10% and 5%, respectively, in Corridor. They received their membership interests, without a cash investment, in exchange for their contributions to Corridor (including experience in the mutual fund industry and their personal guaranties of bank financing) and, in addition, with respect to Mr. Radke, in exchange for his interest in VFM. Other current employees of Corridor own, in the aggregate, approximately 23% of the total membership interests in Corridor, with each employee individually owning an interest of approximately 1%. They received their membership interests in exchange for their experience and role in the operations of Corridor, and without a cash investment.

•

With respect to securities transactions for the Funds, the Adviser determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Funds. Securities selected for funds or accounts other than the Funds may outperform the securities selected for the Funds.

•

The appearance of a conflict of interest may arise where the Adviser has an incentive, such as a performance-based management fee, which relates to the management of one fund but not all funds with respect to which a portfolio manager has day-to-day management responsibilities. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Funds' code of ethics will adequately address such conflicts. One of the portfolio manager's numerous responsibilities is to assist in the sale of Fund shares. The compensation of Robert Loest (the "Portfolio Manager" of the WB/MNAS Fund and Growth & Income Fund), is based on salary paid every other week. He is not compensated for client retention. In addition, Corridor sponsors a 401(k) plan for all its employees. This plan is funded by employee elective deferrals.

•

Although the Portfolio Manager generally does not trade securities in his own personal account, each of the Funds has adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

The Adviser and the Funds have adopted certain compliance procedures, which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Potential Conflicts of Interest—Investment Sub-Adviser for Integrity High Income Fund only

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts:

•	Similar Investment Companies Sub-Advised by JPMIM

JPMIM acts as investment sub-adviser to the following investment companies, each of which has an investment objective similar to that of the High Income Fund: Managers High Yield Fund, a series of Managers Trust II; and High Yield Bond Fund, High Yield Bond Fund, a series of SEI Institutional Investments Trust (SIIT); and High Yield Bond Fund, a series of SEI Institutional Managed Investments Trust (SIMT). The SIIT and SIMT funds are also sub-advised by Ares Management LLC and Nomura Corporate Research and Asset Management, Inc.

•

With respect to securities transactions for the High Income Fund, the sub-adviser determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the High Income Fund. Securities selected for funds or accounts other than the High Income Fund may outperform the securities selected for the High Income Fund.

•

The appearance of a conflict of interest may arise where JPMIM has an incentive, such as a performance-based management fee, which relates to the management of one fund but not all funds with respect to which a portfolio manager has day-to-day management responsibilities. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that JPMIM's code of ethics will adequately address such conflicts. As compensation for sub-advisory services provided to the High Income Fund under the Sub-Advisory Agreement, the Adviser is required to pay JPMIM a fee computed at an annual rate of 0.35% of the High Income Fund's average daily net assets. Since the dollar amount of the fee will increase as assets increase, JPMIM is expected to receive increased fees as the assets of the High Income Fund increase.

•

JPMIM's portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and may include mandatory notional investments (as described below) in selected mutual funds advised by JPMIM. These elements reflect individual performance and the performance of JPMIM's business as a whole.

Each portfolio manager's performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting, or exceeding, clients' risk and returns objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager's performance with respect to the mutual funds he or she manages, the funds' pre-tax performance is compared to the appropriate market peer group and to each fund's benchmark index listed in the fund's prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long term.

Awards of restricted stock are granted as part of an employee's annual performance bonus and comprise from 0% to 40% of a portfolio manager's total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager's bonus may instead be subject to a mandatory notional investment in selected mutual funds advised by JPMIM or its affiliates. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.

•

Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities because of market factors or investment restrictions imposed upon JPMIM and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JPMIM or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JPMIM and its affiliates may be perceived as causing accounts it manages to participate in an offering to increase JPMIM's or its affiliates' overall allocation of securities in that offering.

•

A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JPMIM or its affiliates manage accounts that engage in short sales of securities of the type in which the Fund invests, JPMIM or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

The goal of JPMIM and its affiliates is to meet their fiduciary obligation with respect to all clients. JPMIM and its affiliates have policies and procedures designed to manage the conflicts. JPMIM and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JPMIM's Codes of Ethics and JP Morgan Chase & Co.'s Code of Conduct.

With respect to the allocation of investment opportunities, JPMIM and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example: orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with JPMIM's duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JPMIM or its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, JPMIM and its affiliates attempt to mitigate any potential unfairness by basing non pro rata allocations traded through a single trading desk or system upon a predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JPMIM or its affiliates so that fair and equitable allocation will occur over time.

The Adviser and the High Income Fund have adopted certain compliance procedures, which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

BOARD OF TRUSTEES AND OFFICERS (unaudited)

The Board of Trustees ("Board") of the Funds consists of four Trustees (the "Trustees"). These same individuals, unless otherwise noted, also serve as directors or trustees for Integrity Fund of Funds, Inc., the six series of Integrity Managed Portfolios, and the four series of Viking Mutual Funds. Three Trustees are not "interested persons" (75% of the total) as defined under the 1940 Act (the "Independent Trustees"). The remaining Trustee is "interested" (the "Interested Trustees") by virtue of his affiliation with Viking Fund Management, LLC and its affiliates."

For the purposes of this section, the "Fund Complex" consists of Integrity Fund of Funds, Inc., the six series of Integrity Managed Portfolios, the three series of The Integrity Funds, and the four series of Viking Mutual Funds.

Each Trustee serves the Fund until its termination; or until the Trustees' retirement, resignation, or death; or otherwise as specified in the Fund's organizational documents. Each Officer serves an annual term. The tables that follow show information for each Trustee and Officer of the Fund.

INDEPENDENT TRUSTEES
Name, Date of Birth, Date Service Began, and Number of Funds Overseen in Fund Complex	Principal Occupations for Past Five Years and Other Directorships Held
Jerry M. Stai Birth date: March 31, 1952 Began serving: January 2006 Funds overseen: 14 funds

Principal Occupation(s): Faculty: Embry-Riddle University (2000 to 2005), Park University (2000 to 2005), Minot State University (1999 to present); Non-Profit Specialist, Bremer Bank (2006 to present); Director/Trustee: ND Tax-Free Fund, Inc. and Montana Tax-Free Fund, Inc. (2006 to 2009), Integrity Fund of Funds, Inc., The Integrity Funds, and Integrity Managed Portfolios (2006 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held: Marycrest Franciscan Development, Inc.

Orlin W. Backes Birth date: May 11, 1935 Began serving: June 2003 Funds overseen: 14 funds

Principal Occupation(s): Attorney: McGee, Hankla, Backes & Dobrovolny, P.C. (1963 to present); ND Tax-Free Fund, Inc. and Montana Tax-Free Fund, Inc. (1995 to 2009), Integrity Fund of Funds, Inc. (1995 to present), Integrity Managed Portfolios (1996 to present), The Integrity Funds (2003 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held: First Western Bank & Trust

R. James Maxson Birth date: December 12, 1947 Began serving: June 2003 Funds overseen: 14 funds

Principal Occupation(s): Attorney: Maxson Law Office (2002 to present); Vice President: Minot Area Development Corporation (2008 to present); Director/Trustee: ND Tax-Free Fund, Inc. and Montana Tax-Free Fund, Inc. (1999 to 2009), Integrity Fund of Funds, Inc., and Integrity Managed Portfolios (1999 to present), The Integrity Funds (2003 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held: Vincent United Methodist Foundation, Minot Area Development Corporation, Peoples State Bank of Velva

The Statement of Additional Information ("SAI") contains more information about the Funds' Trustees and is available without charge upon request, by calling Integrity Funds Distributor at 800-276-1262.

INTERESTED TRUSTEE
Name, Position with Trust, Date of Birth, Date Service Began, and Number of Funds Overseen in Fund Complex	Principal Occupations for Past Five Years and Other Directorships Held
Robert E. Walstad(1) Trustee and Chairman Birth date: August 16, 1944 Began serving: June 2003 Funds overseen: 14 funds

Principal Occupation(s): Governor (2009 to present): Corridor Investors, LLC; Director (1987 to 2007) and CEO (2001 to 2007): Integrity Mutual Funds, Inc.; Director, President, and Treasurer (1988 to 2007): Integrity Money Management, Inc.; Director, President, and Treasurer (1989 to 2007): Integrity Fund Services, Inc.; Director, CEO, Chairman (2002 to 2007): Capital Financial Services, Inc.; President and Interim President: ND Tax-Free Fund, Inc. (1989 to 2007 and 2008 to 2009), Montana Tax-Free Fund, Inc. (1993 to 2007 and 2008 to 2009), Integrity Managed Portfolios (1996 to 2007 and 2008 to 2009), The Integrity Funds (2003 to 2007 and 2008 to 2009); and Integrity Fund of Funds, Inc. (1995 to 2007 and 2008 to 2009); Director and Chairman: Montana Tax-Free Fund, Inc. (1993 to 2009), ND Tax-Free Fund, Inc. (1988 to 2009), and Integrity Fund of Funds, Inc. (1994 to present); Trustee and Chairman (1996 to present): Integrity Managed Portfolios; Trustee and Chairman: The Integrity Funds (2003 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held: Minot Park Board

(1) Trustee who is an "interested person" of the Funds as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Mr. Walstad is an interested person by virtue of being an Officer of the Funds and ownership in Corridor, the parent company of Viking Fund Management, Integrity Fund Services, and Integrity Funds Distributor.

The SAI contains more information about the Fund's Trustees and is available without charge upon request, by calling Integrity Funds Distributor at 800-276-1262.

OTHER OFFICERS
Name, Position with Trust, Date of Birth, and Date Service Began	Principal Occupations for Past Five Years and Other Directorships Held
Shannon D. Radke President Birth date: September 7, 1966 Began serving: August 2009

Principal Occupation(s): Governor, CEO and President (2009 to present): Corridor Investors, LLC; Governor and President (1998 to present): Viking Fund Management, LLC; Director and President (2009 to present): Integrity Fund Services, Inc. and Integrity Funds Distributor, Inc.; President (1999 to 2009): Viking Fund Distributors, LLC; Treasurer and Trustee (1999 to 2009) and President (1999 to present): Viking Mutual Funds; President (2009 to present): Integrity Fund of Funds, Inc., The Integrity Funds and Integrity Managed Portfolios

Other Directorships Held: Not applicable

Peter A. Quist Vice President Birth date: February 23, 1934 Began serving: June 2003

Principal Occupation(s): Governor (2009 to present): Corridor Investors, LLC; Attorney; Vice President and Director (1988 to 2009): Integrity Mutual Funds, Inc.; Director, Vice President, and Secretary: ND Capital, Inc. (1988 to 2006), Integrity Money Management, Inc. (1988 to 2009), Integrity Fund Services, Inc. (1989 to 2009), and Integrity Funds Distributor, Inc. (1996 to 2009); Director, Vice President, and Secretary: ND Tax Free Fund, Inc. (1988 to 2009); and Montana Tax-Free Fund, Inc. (1993 to 2009); Director (1994 to 2009), Secretary (1994 to 2009), and Vice President (1994 to present): Integrity Fund of Funds, Inc.; Secretary (1996 to 2009) and Vice President (1996 to present): Integrity Managed Portfolios; Secretary (2003 to 2009) and Vice President (2003 to present): The Integrity Funds; and Vice President (2009 to present): Viking Mutual Funds

Other Directorships Held: Not applicable

Adam C. Forthun Treasurer Birth date: June 30, 1976 Began serving: May 2008

Principal Occupation(s): Fund Accountant (2003 to 2005), Fund Accounting Supervisor (2005 to 2008), Fund Accounting Manager (2008 to present): Integrity Fund Services, Inc.; Treasurer: ND Tax-Free Fund, Inc. and Montana Tax-Free Fund, Inc. (2008 to 2009), Integrity Fund of Funds, Inc., Integrity Managed Portfolios and The Integrity Funds (2008 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held: Not applicable

Brent M. Wheeler Mutual Fund Chief Compliance Officer and Secretary Birth date: October 9, 1970 Began serving: MF CCO: October 2005 Secretary: October 2009

Principal Occupation(s): Fund Accounting Manager (1998 to 2005): Integrity Fund Services, Inc.; Treasurer (2004 to 2005): ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., Integrity Managed Portfolios, The Integrity Funds, and Integrity Fund of Funds, Inc.; Mutual Fund Chief Compliance Officer: ND Tax-Free Fund, Inc. and Montana Tax-Free Fund, Inc. (2005 to 2009), Integrity Managed Portfolios, The Integrity Funds, and Integrity Fund of Funds, Inc. (2005 to present), and Viking Mutual Funds (2009 to present); Secretary (2009 to present): Integrity Managed Portfolios, The Integrity Funds, Integrity Fund of Funds, Inc., and Viking Mutual Funds

Other Directorships Held: Not applicable

The SAI contains more information about the Funds' Trustees and is available without charge upon request, by calling Integrity Funds Distributor at 800-276-1262.

PRIVACY POLICY

Corridor Investors understands your concerns about safeguarding information about you and your account(s) and considers the privacy of our shareholders to be of fundamental importance. We have established the following standards to safeguard the personal and confidential information you entrust to us.

1.	Collection of Information—While we do not sell any nonpublic personal information about our customers to third parties, we do collect and retain such information about you including:

	•	information from applications or other forms, such as you and your spouse's names, occupations, street address and social security numbers;

	•	information regarding your financial position, investment experience and objectives; and

	•	information about your transactions with us, our affiliates, or others, such as your account balance and transaction detail.

2.

Disclosure of Information— Disclosure of nonpublic personal information to affiliates is often necessary to conduct our business. We have also disclosed such information to third parties as permitted by law. Some instances when we have provided information to non-affiliates include:

	•	disclosing information necessary to process and service account transactions that you authorize;

	•	disclosing your name and address to third parties who assist with mailing fund-related materials such as shareholder reports; and

	•	disclosing information as required by regulatory or law enforcement agencies or with others as permitted by law.

3.	Confidentiality and Security—We maintain physical, electronic and procedural safeguards to ensure the integrity of your personal information.

4.

Limited Access to Information—Access to your nonpublic personal information is limited to authorized employees, affiliates and third parties. The information will then only be used for authorized purposes such as maintaining or servicing your account(s) or as otherwise permitted by law.

5.	Further Information— If you have any questions about our privacy policy, please call us at 800-276-1262.

PROXY VOTING OF FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds' portfolios are available, without charge and upon request, by calling 800-276-1262. A report on Form N-PX of how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available through the Funds' website at www.integrityvikingfunds.com. The information is also available from the Electronic Data Gathering Analysis and Retrieval ("EDGAR") database on the website of the Securities and Exchange Commission ("SEC") at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

Within 60 days of the end of their second and fourth fiscal quarters, the Funds provide a complete schedule of portfolio holdings in their semi-annual and annual reports on the Form N-CSR(S). These reports are filed electronically with the SEC and are delivered to the shareholders of the Funds. The Funds also files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q and N-CSR(S) are available on the SEC's website at www.sec.gov. The Funds' Forms N-Q and N-CSR(S) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202-551-8090. You may also access this information from the Funds' website at www.integrityvikingfunds.com.

SHAREHOLDER INQUIRIES AND MAILINGS

Direct inquiries regarding the Funds to: Integrity Funds Distributor, LLC PO Box 500 Minot, ND 58702 Phone: 800-276-1262	Direct inquiries regarding account information to: Integrity Fund Services, LLC PO Box 759 Minot, ND 58702 Phone: 800-601-5593

To reduce their expenses, the Funds may mail only one copy of their prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive additional copies of these documents, please call Integrity Funds Distributor at 800-276-1262 or contact your financial institution. Integrity Funds Distributor will begin sending you individual copies 30 days after receiving your request.

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Equity Funds
Williston Basin/Mid-North America Stock Fund
Integrity Growth & Income Fund
Viking Large-Cap Value Fund
Viking Small-Cap Value Fund

Corporate Bond Fund
Integrity High Income Fund

Specialty Fund
Integrity Fund of Funds

State-Specific Tax-Exempt Bond Funds
Viking Tax-Free Fund for North Dakota
Viking Tax-Free Fund for Montana
Kansas Municipal Fund
Kansas Insured Intermediate Fund
Maine Municipal Fund
Nebraska Municipal Fund
New Hampshire Municipal Fund
Oklahoma Municipal Fund

Integrity Viking Funds are sold by prospectus only. An investor should consider the investment objectives, risks, and charges and expenses of the investment company carefully before investing. The prospectus contains this and other information about the investment company. You may obtain a prospectus at no cost from your financial adviser or at www.integrityvikingfunds.com. Please read the prospectus carefully before investing.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics as defined in Item 2 of Form N-CSR that applies to the registrant's principal executive officer and principal financial officer (herein referred to as the "Code"). There were no amendments to the Code during the period covered by this report. The Code is available on the Integrity Viking Funds website at http://www.integrityvikingfunds.com. A copy of the Code is also available, without charge, upon request by calling 800-601-5593. The Code is filed herewith pursuant to Item 12(a)(1) as EX-99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Jerry Stai is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Stai is "independent" for purposes of Item 3 of Form N-CSR.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by Brady, Martz & Associates, P.C. ("Brady, Martz"), the principal accountant for the audit of the registrant's annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $28,900 for the year ended December 31, 2009 and $27,550 for the year ended December 31, 2008.

(b)

Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by Brady, Martz that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $4,700 for the year ended December 31, 2009 and $4,700 for the year ended December 31, 2008.

(c)

Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by Brady, Martz for tax compliance, tax advice, and tax planning were $3,900 for the year ended December 31, 2009 and $3,600 for the year ended December 31, 2008. Such services included review of excise distribution calculations (if applicable), preparation of the Fund's federal, state, and excise tax returns, tax services related to mergers, and routine counseling.

(d)

All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by Brady, Martz, other than the services reported in paragraphs (a) through (c) of this Item: None.

(e)	(1)	Audit Committee Pre-Approval Policies and Procedures

The registrant's audit committee has adopted policies and procedures that require the audit committee to pre-approve all audit and non-audit services provided to the registrant by the principal accountant.

	(2)	Percentage of services referred to in 4(b) through 4(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	All services performed on the engagement to audit the registrant's financial statements for the most recent fiscal year-end were performed by Brady, Martz's full-time permanent employees.

(g)	Non-Audit Fees: None.

(h)

Principal Accountant's Independence: The registrant's auditor did not provide any non-audit services to the registrant's investment adviser or any entity controlling, controlled by, or controlled with the registrant's investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

The Schedule of Investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submissions of Matters to a Vote of Security Holders.

The Governance/Nominating Committee (the "Committee") consists of members of the Board of Trustees of the registrant (the "Board") who are not considered "interested persons" of the registrant within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"). The primary function of the Committee is to identify individuals qualified to become Board members and recommend nominations for election to the Board. The Committee also takes a leadership role in shaping the governance of the registrant.

When considering whether to add additional or substitute trustees to the Board, the Committee shall take into account any proposals for candidates that are properly submitted to the registrant's Secretary. Shareholders wishing to present one or more candidates for consideration may do so by submitting a signed written request to the registrant's Secretary at PO Box 500, Minot, ND 58702-0500, which includes the following information: (a) name and address of shareholder and, if applicable, name of broker or record holder; (b) number of shares owned; (c) name of Fund(s) in which shares are owned; (d) whether the proposed candidate(s) consent to being identified in any proxy statement utilized in connection with the election of trustees; (e) the name and background information of the proposed candidate(s); and (f) a representation that the candidate(s) are willing to provide additional information about themselves, including assurances as to their independence.

Item 11. Controls and Procedures.

(a)

Based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this Form N-CSR (the "Report"), the registrant's principal executive officer and principal financial officer believe that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effectively designed to ensure that information required to be disclosed by the registrant in the Report is recorded, processed, summarized, and reported by the filing date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant's principal executive officer and principal financial officer who are making certifications in the Report, as appropriate, to allow timely decisions regarding required disclosure.

(b)

There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by the Report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the 1940 Act (17 CFR 270.30a-2) is filed and attached hereto as EX-99.CERT.

	(3)	Not applicable.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Integrity Funds

By:	/s/Shannon D. Radke
Shannon D. Radke
President

February 26, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Shannon D. Radke
Shannon D. Radke
President

February 26, 2010

By:	/s/Adam Forthun
Adam Forthun
Treasurer

February 26, 2010